Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Exhibit 10.6

This design license agreement (“Agreement”) is made as of the 15th day of October 2001 (“Effective Date”)

BETWEEN,

ARM LIMITED whose registered office is situated at 110 Fulbourn Road, Cambridge CB1 9NJ, England (“ARM”)

and

SPREADTRUM COMMUNICATIONS, INC. whose principal place of business is situated at Ugland House, P.O. Box 309, George Town, Grand Cayman Islands, British West Indies (“LICENSEE”).

WHEREAS

LICENSEE has requested and ARM has agreed to license LICENSEE, on the following terms and conditions, to use certain specified third party manufacturers (each an “Authorised Foundry” (defined below)) to manufacture certain specified ARM Compliant Products (defined below) developed by or for and solely for distribution by LICENSEE.

1.	Definition

1.1	“ADC Program Member” means any third party design entity that has entered into and enjoys the benefit of an agreement with ARM making such third party a member of the “ARM Approved Design Centre Program” a list of which are published by ARM in accordance with the provisions of Clause 4.2. An entity shall only be an ADC Program Member whilst it continues to enjoy the benefit of such agreement.

1.2	“ARM Compliant Product” means any integrated circuit designed by or for LICENSEE and which incorporates at a minimum; (i) a Qualified ARM Core; and (ii) LICENSEE or LICENSEE’s customer’s circuitry which adds significant additional functionality.

1.3	“ARM MicroPack” means together; (i) the AMBA Specification; (ii) the Documentation; (iii) the EASY Models; (iv) the EASY Test Vectors; (v) the Software Examples; (vi) the Test Infrastructure; (vii) the AMBA Module Test Benches; (viii) the EASY Module Test; and (ix) the CPU AHB Wrappers, together with any Updates thereto delivered to LICENSEE by ARM from time to time.

1.4	“AMBA Module Test Benches” means the test benches for the APB and ASB and identified in Schedule 7 Section 2 Part E.

1.5	“AMBA Specification” means the bus specification identified in Schedule 7 Section 1 Part A.

1.6	“ARM7TDMI Core” means the ARM7TDMI core as described and identified in the relevant technical reference manual in Schedule 1 Section 1.

1.7	“ARM9 Core” means either the ARM922T Core or the ARM946E Core.

1.8	“ARM922T Core” means the ARM922T core as described and identified in the relevant technical reference manual in Schedule 1 Section 1.

1.9	“ARM946E Core” means the ARM946E core as described and identified in the relevant technical reference manual in Schedule 1 Section 1.

1.10	“Authorised Design(s)” means for each Design Fee (defined in Clause 8.1) paid to ARM by LICENSEE, up to one thousand (1000) units in aggregate of any designs for ARM Compliant Products in respect of which ARM has issued a Design ID.

1.11	“Authorised Foundry” means for each Authorised Design or Authorised Product, the semiconductor manufacturer mutually agreed by ARM and LICENSEE and identified in the relevant Section 2 Part C of Schedule 1.

1.12	“Authorised Product(s)” means for each Design Fee (defined in Clause 8.1) paid to ARM by LICENSEE;

(i)	an unlimited number of units of a single design for an ARM Compliant Product in respect of which ARM has issued a Design ID;

(ii)	an unlimited number of units of any derivatives of the ARM Compliant Products referred to in Clause 1.12(i), provided that;

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

(a)	such derivatives result only from any or all of the following modifications; (1) a change to the size or type of the on-chip memory or change to the code on the on-chip memory of such ARM Compliant Products; (2) the implementation by LICENSEE of an Update delivered by ARM to some or all of the Transfer Materials; and (3) the correction of errors in such ARM Compliant Products to achieve conformance with the original specification for such design;

(b)	except as provided below, no more than one such derivative for the ARM Compliant Product referred to in Clause 1.12(i) is being manufactured for LICENSEE at any time. LICENSEE shall be permitted to concurrently manufacture the derivative and the design from which such derivative was derived for a period of twelve (12) months from the date of first manufacture of the new derivative; and

(c)	in respect of any such derivative ARM has issued a Design ID.

1.13	“Claim” means a written notice of Intellectual Property infringement received by ARM from a third party demanding that ARM ceases and desists from such alleged Intellectual Property infringement.

1.14	“CPU AHB Wrappers” means such of the wrappers identified in Schedule 7 Section 2 Part F as are delivered to LICENSEE from time to time by ARM pursuant to a request from LICENSEE in accordance with the provisions of Clause 10.2.

1.15	“Confidential Information” means; (i) any trade secrets relating to the Transfer Materials and Design Sign-Off Models; (ii) any information designated in writing by either party, by appropriate legend, as confidential; (iii) any information which is first disclosed verbally but designated as confidential at the time of disclosure and is thereafter reduced to writing for confirmation and sent to the other party within thirty (30) days after its oral disclosure and designated, by appropriate legend, as confidential; and (iv) the terms and conditions of this Agreement.

1.16	“Design ID” means the unique design number issued by ARM to LICENSEE in respect of an Authorised Design or Authorised Product in accordance with the provisions of Clause 4.1.

1.17	“Design Sign-Off Model” means; (i) the object code and such source code of the programs identified in Schedule 2 Part B Section 1 as may be necessary to allow the support of multiple releases of the specified simulator; and (ii) subject to the payment by LICENSEE of the fee(s) in accordance with the provisions of Clause 8.4 the object code and such source code of the programs identified in Schedule 2 Part B Section 2 as may be necessary to allow the support of multiple releases of the specified simulator, together with such Updates thereto delivered to LICENSEE by ARM from time to time.

1.18	“Documentation” means the documentation identified in Schedule 2 Part A Section 1 and Schedule 7 Section 1 Part B.

1.19	“EASY Models” means the VHDL models identified in Schedule 7 Section 2 Part G.

1.20	“EASY Module Test” means the example modifications to the AMBA Module Test Benches required to test the EASY Models and identified in Schedule 7 Section 2 Part D.

1.21	“EASY Test Vectors” means the data files identified in Schedule 7 Section 2 Part A.

1.22	“End User License” means a license agreement substantially in the form set out in Schedule 6.

1.20	“Functional Test Vectors” means the functional test vectors identified in Schedule 2 Part A Section 3.

1.23	“Intellectual Property” means any patents, patent rights, trade marks, service marks, registered designs, topography or semiconductor maskwork rights, applications for any of the foregoing, copyright, know-how, unregistered design right, trade secrets and know-how and any other similar protected rights in any country.

1.24	“Layout Design Data” means the technical materials identified in Schedule 2 Part A Section 2.

1.25	“Program Design Rules” means for each Authorised Design or Authorised Product, the nominated set of design rules identified in the relevant Section 2 Part A of Schedule 1 and any modifications thereto made by the relevant Authorised Foundry from time to time.

1.26	“Qualified ARM Core” means an implementation of the microprocessor core identified in the relevant Sections 1 of Schedule 1 and which is manufactured by an Authorised Foundry under licence from ARM.

1.27	“Quarter” means each calendar quarter ending the 31st March, 30th June, 30th September and 31st December.

1.28	“Software Examples” means the source code and object code of the programs described in Schedule 7 Section 2 Part B.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

1.29	“Subsidiary” means any company the majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by a party hereto or any company a majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by any of the aforementioned entities. A company shall be considered a Subsidiary only so long as such control exists.

1.30	“Subsidiary’s Undertaking” means an undertaking in the form set out in Schedule 8.

1.31	“Test Infrastructure” means the programs identified in Schedule 7 Section 2 Part C.

1.32	“Trademarks” means the trademarks, service marks and logos set out in Schedule 4.

1.33	“Transfer Materials” means together; (i) the Layout Design Data; (ii) the Functional Test Vectors; (iii) ARM MicroPack; (iv) the Documentation; and (v) the ARM Developers Kit identified in Schedule 2 Part A Section 4, for each Qualified ARM Core, together with any Updates thereto delivered to LICENSEE by ARM from time to time.

1.34	“Updates” means any enhancements and modifications including but not limited to any error corrections to any deliverable including any documentation associated therewith, designed by, or for ARM, the incorporation of which ARM, in its absolute discretion, decides does not cause to be created a new product together with any Intellectual Property embodied therein.

2.	Licence to LICENSEE

Transfer Materials Licence

2.1	For each Design Fee (defined in Clause 8.1) paid to ARM by LICENSEE, ARM hereby grants to LICENSEE, a non-transferable (subject to Clause 20.2), non-exclusive, world-wide licence;

(i)	to use and copy; (a) the Layout Design Data; and (b) the SDK Models (solely in conjunction with the EASY Models), only for the purposes of designing, having designed (subject to the provisions of Clause 2.2) ARM Compliant Products;

(ii)	to use, copy and modify (solely to the extent necessary to run the following deliverables on LICENSEE’s or LICENSEE’s agent’s tester or simulator) the Functional Test Vectors only for the purposes of designing, having designed (subject to the provisions of Clause 2.2) testing and having tested (subject to the provisions of Clause 2.5), ARM Compliant Products;

(iii)	use, copy and modify; (a) the Software Examples; (b) the EASY Test Vectors; (c) the EASY Models; (d) the Test Infrastructure; (e) the AMBA Module Test Benches; (f) the EASY Module Test; and (g) the CPU AHB Wrappers, only for the purposes of designing, having designed (subject to the provisions of Clause 2.2) ARM Compliant Products;

(iv)	use and copy the AMBA Specification only for the purposes of designing, having designed, manufacturing, having manufactured, offering to sell, selling, importing, supplying or otherwise distributing products incorporating a bus which is compliant with the AMBA Specification;

(v)	subject to the provisions of Clauses 2.3, 2.7 and 3.1, to have manufactured only by an Authorised Foundry, the Authorised Designs and Authorised Products created under the licences granted in Clauses 2.1(i) to 2.1(iv) inclusive;

(vi)	subject to the provisions of Clause 2.4, to have packaged, the Authorised Designs and Authorised Products manufactured under the licences granted in Clause 2.1(v);

(vii)	to sell, supply and distribute Authorised Designs and Authorised Products manufactured for LICENSEE under the licences granted in Clause 2.1(v); and

(viii)	to use, copy, modify (solely to the extent necessary to reflect any permitted modifications in accordance with the provisions of this Clause 2.1 or for incorporation into LICENSEE’s documentation), distribute and have distributed the Documentation.

ARM shall supply LICENSEE with [***] [Schedule 2 Part A Section 4]. The [***] are delivered subject to respective shrinkwrap licence terms.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Have Designed Rights

2.2	LICENSEE may exercise its right to have Authorised Designs and Authorised Products designed in accordance with the provisions of Clause 2.1(i), (ii), (iii) and (iv) only by an ADC Program Member and provided that LICENSEE; (i) notifies ARM of the identity of the ADC Program Member within thirty (30) days of delivery of any Transfer Materials to such ADC Program Member; (ii) ensures that such ADC Program Member agrees; (a) to be bound by obligations of confidentiality in respect of any delivered Transfer Materials no less restrictive than those contained in this Agreement; and (b) to supply the design for the Authorised Design or Authorised Product solely to LICENSEE; and (iii) ensures that the ADC Program Member either returns to LICENSEE or destroys any Confidential Information and Transfer Materials delivered to it upon completion of the Authorised Design or Authorised Product or, if earlier, termination of this Agreement.

If any ADC Program Member breaches the provisions referred to in this Clause 2.2, LICENSEE agrees to take all reasonable actions to cure such breach. If LICENSEE is unable to cure such breach within thirty (30) days, then LICENSEE shall terminate the right of such ADC Program Member to design ARM Compliant Products for LICENSEE and shall ensure that the ADC Program Member either destroys or returns to LICENSEE any Confidential Information and Transfer Materials in ADC Program Member’s possession.

Notwithstanding the foregoing, LICENSEE may have Authorised Designs and Authorised Products designed in accordance with the provisions of Clause 2.1(i), (ii), (iii) and (iv) by ARM.

Have Manufactured Rights

2.3	LICENSEE may exercise its right to have Authorised Designs and Authorised Products manufactured by an Authorised Foundry in accordance with the provisions of Clause 2.1(v) provided that LICENSEE; (i) ensures that the Authorised Foundry agrees; (a) to be bound by obligations of confidentiality in respect of any Transfer Materials delivered to the Authorised Foundry which are no less restrictive than those contained in this Agreement; and (b) to supply the Authorised Designs and Authorised Products solely to LICENSEE or as directed by LICENSEE to a Test House (defined in Clause 2.5) or Packaging House (defined in Clause 2.4); and (ii) ensures that the Authorised Foundry either returns to LICENSEE or destroys any Confidential Information and Transfer Materials delivered to it upon completion of the Authorised Design or Authorised Product or, if earlier, termination of this Agreement.

If any Authorised Manufacturer breaches the provisions referred to in this Clause 2.3, LICENSEE agrees to take all reasonable actions to cure such breach. If LICENSEE is unable to cure such breach within thirty (30) days, then LICENSEE shall terminate the right of such Authorised Foundry to manufacture Authorised Designs and Authorised Products for LICENSEE and shall ensure that the Authorised Manufacturer either destroys or returns to LICENSEE any Confidential Information and Transfer Materials in the Authorised Foundry’s possession.

Have Packaged Rights

2.4	LICENSEE may exercise its right to have Authorised Designs and Authorised Products packaged and tested by a packaging house (“Packaging House”) in accordance with the provisions of Clause 2.1(vi) provided that LICENSEE; (i) notifies ARM of the identity of the Packaging House within thirty (30) days of delivery of any unpackaged silicon to such Packaging House; and (ii) ensures that such Packaging House agrees; (a) to be bound by obligations of confidentiality in respect of any Transfer Materials delivered to the Packaging House which are no less restrictive than those contained in this Agreement; (b) to provide in the agreement between LICENSEE and the Packaging House the right for ARM, as a third party beneficiary, to enforce the obligations of confidentiality directly against the Packaging House; and (c) to supply the Authorised Designs and Authorised Products solely to LICENSEE or as directed by LICENSEE to a Test House (defined in Clause 2.5); and (iii) ensures that the Packaging House either returns to LICENSEE or destroys any Confidential Information and Transfer Materials delivered to it upon completion of the packaging of the Authorised Design or Authorised Product or, if earlier, termination of this Agreement.

If any Packaging House breaches the provisions referred to in this Clause 2.4, LICENSEE agrees to take all reasonable actions to cure such breach. If LICENSEE is unable to cure such breach within thirty (30) days, then LICENSEE shall terminate the right of such Packaging House to test ARM Compliant Products for LICENSEE and shall ensure that the Packaging House either destroys or returns to LICENSEE any Confidential Information and Transfer Materials in the Packaging House’s possession. LICENSEE shall hold harmless and indemnify ARM against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to any such breach.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Have Tested Rights

2.5	LICENSEE may exercise its right to have Authorised Designs and Authorised Products tested by a test house (“Test House”) in accordance with the provisions of Clause 2.1(ii) provided that LICENSEE; (i) notifies ARM of the identity of the Test House within thirty (30) days of delivery of any Transfer Materials to such Test House; and (ii) ensures that such Test House agrees (a) to be bound by obligations of confidentiality in respect of any Transfer Materials delivered to the Packaging House which are no less restrictive than those contained in this Agreement; (b) to provide in the agreement between LICENSEE and the Packaging House the right for ARM, as a third party beneficiary, to enforce the obligations of confidentiality directly against the Packaging House; and (c) to supply the Authorised Designs and Authorised Products solely to LICENSEE or as directed by LICENSEE to a Packaging House (defined in Clause 2.4); and (iii) LICENSEE ensures that the Test House either returns to LICENSEE or destroys any Confidential Information and Transfer Materials delivered to it upon completion of the testing of the Authorised Design or Authorised Product or, if earlier, termination of this Agreement.

If any Test House breaches the provisions referred to in this Clause 2.5, LICENSEE agrees to use all reasonable action to cure such breach. If LICENSEE is unable to cure such breach within thirty (30) days, then LICENSEE shall terminate the right of such Test House to test ARM Compliant Products for LICENSEE and shall ensure that the Test House either destroys or returns to LICENSEE any Confidential Information and Transfer Materials in the Test House’s possession. LICENSEE shall hold harmless and indemnify ARM against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to any such breach.

Second Source Option

2.6	For each Authorised Product, LICENSEE may, upon payment of a Second Source Fee (defined in Clause 8.3), elect to amend Schedule 1 to include either or both an additional set of nominated Program Design Rules and an additional nominated Authorised Foundry. As soon as is reasonably possible after LICENSEE’s exercise of the option referred to in this Clause 2.6, and subject to payment of the Second Source Fee, ARM shall use reasonable efforts to deliver such additional Transfer Materials as may be necessary to enable LICENSEE to have the Authorised Product manufactured to the additional Program Design Rules and, as appropriate, by the additional Authorised Foundry.

For each Authorised Design, LICENSEE may, upon payment of a Process Migration Fee (defined in Clause 8.6), elect to amend Schedule 1 to include a new set of Program Design Rules for the existing Authorised Foundry. As soon as is reasonably possible after LICENSEE’s exercise of the option referred to in this Clause 2.6, and subject to payment of the Process Migration Fee, ARM shall use reasonable efforts to deliver such additional Transfer Materials as may be necessary to enable LICENSEE to have the Authorised Design manufactured to the additional Program Design Rules by the Authorised Foundry.

Authorised Designs and Authorised Products

2.7	Under this Agreement LICENSEE shall be permitted to have manufactured and ARM shall only be obliged to issue Design ID(s) in respect of Authorised Designs and [***] Authorised Products. The first Authorised Product shall be based on the ARM7TDMI Core identified in Section 1 of Schedule 1. The second Authorised Product shall be based on the Qualified ARM Core that LICENSEE elects under Clause 2.8. For the avoidance of doubt, LICENSEE shall be required to pay [***] Design Fees (as defined in Clause 8.1).

2.8	LICENSEE shall elect to base the second Authorised Product on either the ARM7TDMI Core or on an ARM9 Core by giving written notice to ARM in accordance with this Clause 2.8 before December 31, 2003. In the event that LICENSEE elects to base the second Authorised Product on the ARM7TDMI Core, such notice shall be in the form of a Design ID request as set out in Schedule 1 Section 1. Upon receipt of such notice in accordance with the provisions of this Clause 2.8, ARM shall invoice LICENSEE for the relevant Design Fee (defined in Clause 8.1). In the event that LICENSEE elects to base the second Authorised Product on an ARM9 Core, such notice shall be a separate notification of an ARM9 Core election. Upon receipt of such ARM9 Core election, ARM shall deliver the relevant Transfer Materials for the ARM9 Core under separate amendment to this Agreement and invoice LICENSEE for the first payment of the relevant Design Fee (defined in Clause 8.1). Subsequent to delivery of the Transfer Materials for the ARM9 Core, LICENSEE shall submit a Design ID request as set out in Schedule 1 Section 1.

2.9	Except as expressly provided under the provisions of Clause 2.1, no right is granted to LICENSEE under this Agreement to sub-license the rights licensed to LICENSEE under the provisions of Clause 2.1.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

2.10	Except as expressly licensed under Clause 2.1, LICENSEE acquires no right, title or interest to the Qualified ARM Core, the Transfer Materials or any Intellectual Property embodied therein. In no event shall the license grant set out in Clause 2.1 be construed as granting LICENSEE, expressly or by implication, estoppel or otherwise, a license to use any ARM technology except the Transfer Materials.

2.11	LICENSEE shall reproduce and not remove or obscure any notice incorporated in the Transfer Materials or related documentation by ARM to protect ARM’s Intellectual Property or to acknowledge the copyright and/or contribution of any third party developer. LICENSEE shall incorporate corresponding notices and/or such other markings and notifications as ARM may reasonably require on all copies of the Transfer Materials and related documentation and related documentation used by LICENSEE.

2.12	During the term of this Agreement, LICENSEE may exercise the right to include any Subsidiary as a licensee of ARM under the terms of this Agreement provided that:

(i)	such Subsidiary agrees in writing, as set forth in Schedule 8, to be bound by the obligations of LICENSEE and to comply with all the terms and conditions of this Agreement. LICENSEE shall deliver to ARM a copy of the Subsidiary’s Undertaking within thirty (30) days of the execution of such undertaking;

(ii)	any breach of the terms and conditions of this Agreement by a Subsidiary shall constitute a breach of this Agreement by LICENSEE;

(iii)	any termination of this Agreement as provided by Clause 18 shall be effective in respect of all Subsidiaries;

(iv)	any license, granted in accordance with the provisions of this Clause 2.12, shall automatically terminate, in respect of a Subsidiary upon such Subsidiary ceasing to be a Subsidiary.

3.	LICENSEE’s Obligations

3.1	In respect of each ARM Compliant Product developed under the licences granted in Clauses 2.1(i) to 2.1(iv) which LICENSEE wishes to have manufactured under the licence granted in Clause 2.1(v), LICENSEE shall, at least ten (10) days prior to delivery of the layout database for the ARM Compliant Product to the Authorised Foundry submit, to ARM, a written notice (in duplicate) in the form set out in Schedule 1 (“Design ID Request”) for the Authorised Design or Authorised Product.

Upon receipt of a Design ID Request and payment in accordance with the provisions of this Clause 3.1 such Design ID Request shall be incorporated in to Schedule 1 and form part of this Agreement.

LICENSEE acknowledges that the Authorised Foundry shall not be permitted to manufacture any ARM Compliant Product for LICENSEE without LICENSEE producing, to the Authorised Foundry, a Design ID in respect of such ARM Compliant Product.

3.2	LICENSEE shall only deliver the layout database for any Authorised Product to the Authorised Foundry in GDSII format.

4.	LICENSOR’S Obligations

4.1	Subject to the provisions of Clauses 2.7 and 2.8 and subject to receipt by ARM of the appropriate Design Fees, upon receipt of a Design ID Request (defined in Clause 3.1) from LICENSEE in accordance with the provisions of Clause 3.1, ARM shall issue a Design ID to LICENSEE for the ARM Compliant Product in respect of which the Design ID Request has been submitted and return a completed copy of the Design ID Request to LICENSEE.

4.2	Through the “Partner Programs” site on ARM’S website [www.arm.com] ARM shall publish and maintain a current list of ADC Program Members.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

5.	Program Design Rules Changes

5.1	As soon as reasonably possible after ARM has received notice from an Authorised Foundry of a change to any Program Design Rules, ARM shall provide notice to LICENSEE that the Transfer Materials are subject to review to assess whether the changes to the Program Design Rules requires any changes to the Transfer Materials.

5.2	If any change to any of the Transfer Materials are required as a result of any change to the Program Design Rules, ARM shall deliver Updates to the Transfer Materials to LICENSEE as soon as reasonably possible after receipt by ARM of the changes to the Program Design Rules from the Authorised Foundry.

5.3	If ARM delivers any Updates to the Layout Design Data pursuant to the provisions of Clause 5.2, LICENSEE;

(i)	shall cease use of the old Layout Design Data and use the new Layout Design Data for the development of any designs for ARM Compliant Products commenced after the date of receipt of such Updates;

(ii)	may continue to have ARM Compliant Products, the designs for which have already been commenced as at the date of receipt of such Updates, manufactured by the Authorised Foundry subject to the Authorised Foundry continuing to support manufacture of designs under the superseded Program Design Rules.

ARM shall not be liable for any failure by an Authorised Foundry to offer continued manufacturing support under any superseded Program Design Rules but ARM represents that for the continuance of any agreements between ARM and any Authorised Foundry nothing in any such agreement shall restrict such Authorised Foundry from continuing to manufacture Authorised Designs and Authorised Products using a process which is compatible with the nominated set of Program Design Rules.

6.	Design Sign-Off Models License

6.1	ARM hereby grants to LICENSEE a non-transferable (subject to Clause 20.2), non-exclusive, world-wide licence, solely for the purpose of developing ARM Compliant Products for distribution by LICENSEE, to;

(i)	use, copy, distribute, and sub-license (solely to an ADC Program Member and subject to the terms of an End User Licence) the use of the Design Sign-Off Models; and

(ii)	use, copy, modify, and distribute (including any modified versions thereof) the documentation related to the Design Sign-Off Models.

6.2	For the period of [***] months after the Effective Date, LICENSEE may extend the licenses contained in Clause 6.1 so as to include further Design Sign-Off Models by giving written notice to ARM, referring to this Clause 6.2, together with payment, to ARM, of the Design Sign-Off Model Option Fee in accordance with Clause 8.4.

6.3	In no event shall the license grants set out in Clause 6.1 be construed as granting LICENSEE, expressly or by implication, estoppel or otherwise, a licence under any ARM technology other than the Design Sign-Off Models, and related documentation.

6.4	Except as licensed to LICENSEE in Clause 6.1 all right, title and interest in the Design Sign-Off Models and related documentation shall remain vested in ARM.

7.	Trademark License and Promotional Obligations

7.1	ARM hereby grants to LICENSEE a non-transferable (subject to Clause 20.2), non-exclusive, royalty-free, worldwide right and license to use the Trademarks in the promotion and sale of Authorised Products.

7.2	LICENSEE shall use the Trademarks, in accordance with ARM’s guidelines set out in Schedule 4 (“Guidelines”). ARM shall have the right to revise Schedule 4 and the Guidelines (including the right to add further trademarks or modify the Trademarks). Any such revisions shall be effective upon printed materials and products to be produced or manufactured after ninety (90) days from receipt of ARM’s written notice to LICENSEE.

7.3	In the event that any documentation, packaging, promotional or advertising material fails to comply with the Guidelines, ARM shall notify LICENSEE and LICENSEE shall rectify such documentation, packaging, and promotional or advertising materials so as to comply with the Guidelines and cease using any such non-compliant materials within thirty (30) days of the date of ARM’s notice.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

7.4	Except as provided by the terms of this Agreement, LICENSEE shall not use or register any trademark, service mark, device or logo, any of the Trademarks or any word or mark confusingly similar to any of the Trademarks, in any jurisdiction.

7.5	Within six (6) months after the Effective Date, LICENSEE and ARM shall mutually agree a press release relating to the commercial relationship established under this Agreement.

7.6	Except where LICENSEE’s customer requests otherwise, ARM and LICENSEE shall mutually agree a press release; (i) for release on or around the commencement of the development of any Authorised Product; and (ii) for release on or around the launch of any product incorporating an Authorised Product. LICENSEE shall use commercially reasonable efforts to obtain permission for its customers to make such press releases.

7.7	In each twelve (12) month period after the Effective Date in which LICENSEE distributes a new Authorised Product, LICENSEE shall use commercially reasonable efforts to submit at least one article relating to such Authorised Product in at least two (2) major industry publications (where major industry publication shall mean; any publication with a targeted market segment directly relevant to the product being promoted and with a circulation of at least fifty thousand (50,000).

7.8	Subject to LICENSEE having made a public announcement with respect to an Authorised Product or product incorporating an Authorised Product, ARM shall have the right to independently announce and reference such Authorised Product or product.

7.9	ARM and LICENSEE shall each appoint and maintain a marketing contact and a technical contact for the other party. Any changes to such contacts from time to time shall be notified to the other party as soon as reasonably possible.

7.10	ARM and LICENSEE shall use reasonable efforts to generate sales materials targeted at application areas mutually agreed by the parties.

8.	Fees and Royalties

8.1	In consideration for the licences granted under Clause 2.1, the Maintenance (defined in Clause 11.1), the Support (defined in Clause 12.1) and the Training (defined in Clause 13, LICENSEE shall pay the relevant fees (each a “Design Fee”) as set out in and in accordance with, the provisions of Schedule 5 Part A. The Design Fee for the first Authorised Product must be paid in full by September 30, 2002. The Design Fee for the second Authorised Design must be paid in full by October 31, 2003.

8.2	LICENSEE shall pay fees (each a “Maintenance Update Fee”) as set out in and in accordance with the provisions of Schedule 5 Part B for each Update, requested by LICENSEE in accordance with the provisions of Clause 11.2, for any Qualified ARM Core translated to a nominated set of Program Design Rules.

8.3	If LICENSEE elects to have Authorised Designs or Authorised Products manufactured by a second source in accordance with the provisions of Clause 2.6, then LICENSEE shall, in respect of each such Approved Design, pay a fee (“Second Source Fee”) as set out in and in accordance with the provisions of Schedule 5 Part C.

8.4	Upon exercise of the option granted in Clause 6.2, for each Design Sign-Off Model Option delivered to LICENSEE, LICENSEE shall pay, to ARM, a fee (“Design Sign-Off Model Option Fee”) as set out in and in accordance with Schedule 5 Part D.

8.5	If ARM is required to provide Additional Support to LICENSEE in accordance with the provisions of Clause 12.5, then LICENSEE shall pay fees (“Additional Support Fees”) as set out in and in accordance with, the provisions of Schedule 5 Part E.

8.6	If LICENSEE elects to have Authorised Designs [***] with an existing Authorised Foundry in accordance with the provisions of Clause 2.6, then LICENSEE shall, in respect of each such Authorised Design, pay a fee (“Process Migration Fee”) as set out in and in accordance with the provisions of Schedule 5 Part F.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

8.7	For each unit of an Authorised Product distributed by LICENSEE (excluding samples marked as such and replacements for defective units), LICENSEE shall pay a royalty (“Royalty”) determined by reference to; (i) the number of Qualified ARM Cores in the Authorised Product; and (ii) the total number of units of such Authorised Product distributed by LICENSEE in accordance with the tables set out in Schedule 3 Part B.

8.8	Within thirty (30) days after the end of each Quarter, LICENSEE shall deliver, to ARM, a completed report in the form set out in Schedule 3 Exhibit 1. Royalties due to ARM under this Agreement shall be paid in accordance with the terms in Schedule 3.

8.9	In no event shall a Design Fee or a Second Source Fee be construed as being an advance payment of Royalties, by LICENSEE and no right of set off of either (i) fees due under the terms of any other agreement against any fees due under the terms of this Agreement; or (ii) fees due under the terms of this Agreement against any fees due under the terms of any other agreement, shall exist.

8.10	All sums stated under this Agreement do not include taxes. All applicable taxes shall be payable by LICENSEE in accordance with relevant legislation in force at the relevant tax point date.

8.11	LICENSEE shall pay all fees due to ARM under the terms of this Agreement within thirty (30) days of receipt of ARM’s invoice therefor (“Due Date”).

8.12	If any sum under this Agreement is not paid by the Due Date (as defined in Clause 8.10), then (without prejudice to ARM’s other rights and remedies) ARM reserves the right to charge interest on such sum on a day to day basis (as well after as before any judgement) from the Due Date to the date of payment at the rate of two and a half (2.5%) per cent per annum above the base rate of National Westminster Bank PLC from time to time in force.

9.	Record Keeping and Auditing

9.1	LICENSEE shall keep all such records as are necessary to demonstrate compliance with its obligations under Clauses 2, 3, 8 and 14 for a period of [***] from the date of creation of such records of account.

9.2	ARM shall have the right for representatives of a firm of independent Chartered Accountants (“Auditors”) to which LICENSEE shall not unreasonably object, to make an examination and audit, by prior appointment during normal business hours, of all records and accounts which contain information bearing upon; (i) the number of units of Authorised Designs and Authorised Products manufactured for LICENSEE under the licences granted in this Agreement; (ii) the number of Authorised Designs and Authorised Products developed by LICENSEE under the licences granted in this Agreement; (iii) the number of ARM Compliant Products distributed by LICENSEE under this Agreement; and (iv) the amounts of Royalties payable to ARM by LICENSEE. LICENSEE shall be supplied with a copy of or sufficient extracts from any report prepared by the Auditors. The Auditors must enter into an appropriate confidentiality agreement with LICENSEE prior to the audit. The Auditors’ report shall (in the absence of clerical or manifest error) be final and binding on the parties. Such audit shall be at ARM’s expense unless it reveals an underpayment by LICENSEE of the fees and royalties identified in Clause 8 of more than 5% over the audited period in which case LICENSEE shall reimburse ARM for the costs of such audit. In the event that an audit of Clauses 2, 3, and 14 of this Agreement reveals a failure on LICENSEE’s part to comply with Clauses 2, 3, or 14, then LICENSEE shall only be responsible for reimbursing ARM for the costs associated with the portion of the audit that LICENSEE has failed.

10.	Delivery and Acceptance

10.1	The Transfer Materials in respect of each Qualified ARM Core delivered to LICENSEE shall conform to the nominated Program Design Rules identified in the relevant Section 2 Part A of Schedule 1. Except as provided in Clause 2.8, ARM shall deliver the Transfer Materials and the Design Sign-Off Models to LICENSEE within twenty (20) working days after the payment to ARM of the first instalment of the relevant Design Fee. ARM shall deliver Updates for the Transfer Materials and the Design Sign-Off Models requested in accordance with the provisions of Clause 11.2 to LICENSEE within twenty (20) working days of receipt of such request from LICENSEE.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

10.2	For the continuance of this Agreement, LICENSEE may request the delivery of any CPU AHB Wrapper from ARM and, subject to availability, ARM shall use reasonable efforts to deliver the CPU AHB Wrappers to LICENSEE within thirty (30) days of receipt of any such request.

10.3	Unless LICENSEE rejects the Transfer Materials within thirty (30) days of receipt from ARM, then the Transfer Materials shall be deemed accepted by LICENSEE.

11.	Maintenance

11.1	For the period of [***] from the date of payment to ARM of a Design Fee (“Maintenance Period”), ARM shall provide to LICENSEE, in respect of the Transfer Materials, the Design Sign-Off Models, and any information or deliverable provided under this Agreement and relating to the Authorised Product in respect of which the Design Fee has been paid, the following maintenance services (“Maintenance”);

(i)	the correction, to the extent reasonably possible, of any defects in the Transfer Materials which prevents; (a) LICENSEE from designing an integrated circuit with a physical interface that will completely and accurately interface to the layout for the relevant Qualified ARM Core translated to the nominated Program Design Rules; or (b) MicroPack from operating in accordance with the functionality described in the relevant Documentation. If ARM determines that such defects are due to errors in such description, ARM shall promptly issue corrections to the datasheet and shall not be required to correct the Transfer Materials or MicroPack provided that LICENSEE is not thereby prevented from commercially exploiting any Authorised Product or MicroPack;

(ii)	the correction, to the extent reasonably possible, of any defects in the Design Sign-Off Models which cause the Design Sign-Off Models not to operate in accordance with the functionality described in the relevant documentation. If ARM determines that such defects are due to errors in such description, ARM shall promptly issue corrections to the datasheet and shall not be required to correct the Design Sign-Off Models provided that LICENSEE is not thereby prevented from commercially exploiting the Design Sign-Off Models; and

(iii)	any Updates to the Transfer Materials, created by ARM.

11.2	For the period of [***] after the expiry of the Maintenance Period, LICENSEE may request Updates to the Transfer Materials and Design Sign-Off Models Update for any Qualified ARM Core translated to a nominated set of Program Design Rules by giving written notice to ARM, referring to this Clause 11.2, together with payment, to ARM, of the Maintenance Update Fee in accordance with Clause 8.2.

11.3	The Maintenance Services shall be provided at ARM’S premises in Cambridge, England. Nevertheless, ARM will use reasonable efforts to provide Maintenance Services to LICENSEE, at LICENSEE premises, subject to LICENSEE meeting all reasonable travelling, accommodation and sustenance expenses.

11.4	For the avoidance of doubt, ARM’s obligation under this Clause 11 is limited expressly to the provision of the Maintenance Services to LICENSEE.

12.	Support

12.1	ARM shall provide to LICENSEE, in respect of the Transfer Materials and the Design Sign-Off Models relating to each Authorised Design or Authorised Product, for the period of [***] from the date of payment to ARM of the Design Fee for such Authorised Designs or Authorised Product (“Support Period”), reasonable telephone and written consultation relating to the operation and application of such Transfer Materials and Design Sign-Off Models (“Support”).

12.2	The Support shall be provided from ARM’s premises in Cambridge, England.

12.3	ARM’s obligation under this Clause 12 shall be limited to the provision of the Support solely to LICENSEE in respect of the Transfer Materials translated to the relevant Program Design Rules.

12.4	Except as provided under Clause 12.5, the Support provided under this Clause 12 shall be limited to ten (10) person days in the Support Period.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

12.5	For the period of [***] after the date of payment to ARM of the Design Fee relating to an Authorised Design or Authorised Product, LICENSEE may, by giving written notice to ARM referring to this Clause 12.5, request additional support in blocks often (10) days (“Additional Support”) in respect of the Transfer Materials and Design Sign-Off Models for such Authorised Design or Authorised Product. Upon receipt of such request ARM shall provide such Additional Support to LICENSEE. Any support required by LICENSEE after the third anniversary of the Effective Date shall be provided at ARM’s discretion and shall be subject to the agreement by the parties of appropriate fees in respect thereof.

13.	Training

13.1	In the period of twelve (12) months after the payment of the first Design Fee, in consideration for the payment of such Design Fee, LICENSEE may request and ARM shall provide places for a maximum of three (3) of LICENSEE’S personnel on one of ARM’s standard ARM open training courses (“Training”).

14.	Confidentiality

14.1	Except as provided by Clauses 14.3, 14.4 and 14.5, each party shall maintain in confidence the Confidential Information disclosed by the other party and apply security measures no less stringent than the measures that such party applies to protect its own like information, but not less than a reasonable degree of care, to prevent unauthorised disclosure and use of the Confidential Information. The period of confidentiality shall be indefinite with respect to each party’s Confidential Information.

14.2	LICENSEE agrees that it shall not use any of ARM’s Confidential Information other than for the purposes of designing, having designed, manufacturing, having manufactured, marketing and distributing ARM Compliant Products. ARM agrees that it shall only use LICENSEE’S Confidential Information for LICENSEE’S purposes.

14.3	Notwithstanding the foregoing; LICENSEE shall have the right to disclose the Transfer Materials marked “M” in Schedule 2 to the Authorised Foundry pursuant to the exercise of the have manufactured rights granted in Clause 2.1 under an NDA with substantially similar terms to this Clause 14, except that the confidentiality period for each deliverable shall be at a minimum of five (5) years from the date of disclosure.

14.4	Notwithstanding the foregoing; LICENSEE shall have the right to disclose the Transfer Materials marked “D” in Schedule 2 to an ADC Program Member pursuant to the exercise of the have designed rights granted in Clause 2.1 under an NDA containing substantially similar terms to this Clause 14, the confidentiality period for each deliverable shall be at a minimum equivalent to that set out in Clause 14.1 for the relevant deliverable, and solely for the purposes of having ARM Compliant Products designed for LICENSEE by such third party.

14.5	Notwithstanding the foregoing, LICENSEE shall have the right to disclose the Transfer Materials marked “T” in Schedule 2 to a Test House pursuant to the exercise of the have tested rights granted in Clause 2.1 under an NDA containing substantially similar terms to this Clause 14, except that the confidentiality period for each deliverable shall be at a minimum of five (5) years from the date of disclosure.

14.6	The provisions of this Clause 14 shall not apply to information which; (i) was known to the receiving party prior to disclosure by the other party; or (ii) is published or otherwise made available to the public other than by a breach of this Agreement by a party hereto; or (iii) is disclosed to the receiving party by a third party having the lawful right to make such disclosure; or (iv) is independently conceived by the receiving party provided that the receiving party is able to provide evidence of such independent conception in the form of written records; or (v) is released to the receiving party for disclosure to any third party, other than on a confidential basis, by the disclosing party in writing; or (vi) is marked (N) in the Schedules of this Agreement; or (vii) is required to be disclosed by applicable laws, subject to the receiving party agreeing to make representations to any relevant court or other entity to preserve the confidentiality of the other party’s information.

14.7	For the avoidance of doubt, LICENSEE royalty reports may only be disclosed in confidence to ARM’s financial and legal advisors, provided that such advisers shall keep confidential of the information of the LICENSEE. ARM may disclose the total unit sales of ARM processor based products on an annual basis provided that the unit sales of such products by LICENSEE are not separately identifiable or deducible therefrom.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

15.	Warranties and Disclaimers

15.1	ARM warrants that the Transfer Materials and Design Sign-Off Models delivered to LICENSEE, by ARM, are complete and sufficient for LICENSEE to design an integrated circuit with a physical interface that will completely and accurately interface to the layout for the relevant Qualified ARM Core translated to the nominated Program Design Rules. LICENSEE’S sole and exclusive remedy for any breach of such warranty shall be for ARM, at ARM’S discretion, to correct any errors in the materials and deliver such corrected materials to LICENSEE or replace the materials.

15.2	ARM shall not be liable for any; (i) recoverable or non-recoverable costs incurred, directly or indirectly, in the processing, or manufacture of masks or manufacture and characterisation of prototypes or production quality silicon in whatever quantity; (ii) any defect caused by a fault in the Authorised Foundry’s agent’s manufacturing process; or (iii) any defect in the Authorised Product which does not directly result form the use by LICENSEE of the Transfer Materials or Design Sign-Off Models.

15.3	ARM warrants that to ARM’s knowledge and belief, but expressly without having undertaken any searches for prior art, that;

(i)	the Transfer Materials and Design Sign-Off Models do not infringe any third party copyright, maskwork right or trade secret; and

(ii)	there are no pending Claims that have been made, or actions commenced, against ARM for breach of any third party copyright, maskwork right, patent or trade secret.

15.4	Except as expressly provided in this Agreement, ARM makes no warranties express, implied or statutory, including, without limitation, the implied warranties of satisfactory quality or fitness for a particular purpose with respect to the Qualified ARM Core, Transfer Materials or Design Sign-Off Models.

16.	Infringement

16.1	Subject to the provisions of Clause 17, in the event of a suit against LICENSEE based upon a claim that any portion of the materials delivered by ARM to LICENSEE under this Agreement (the “Delivered Materials”), when used in accordance with this Agreement, infringe any third party Intellectual Property, ARM agrees to defend and indemnify LICENSEE, at ARM’s expense, and to pay costs and damages finally awarded in any such suit, provided that ARM is notified promptly in writing of the suit and at ARM’s request and at its expense is given control of the suit and all requested reasonable assistance to defend the same. If the use or sale of any product incorporating, embodying or based upon the Delivered Materials is enjoined as a result of such suit, ARM, at its sole option and at no expense to LICENSEE, shall (a) obtain for LICENSEE the right to use and sell the Delivered Materials; (b) make a modification of the Delivered Materials so that the Delivered Materials are no longer subject to such injunction, or (c) replace the unmodified Delivered Materials, or infringing portions thereof, with reasonably equivalent non-infringing products. If (a), (b) and (c) are not available or commercially practical, then ARM shall pay to LICENSEE compensatory damages subject to the limitations of Clause 17. The provisions of this Clause 16.1 do not extend to any suit based upon an infringement or alleged infringement of any patent, copyright, trade secret, mask work, trademark or other property right by: (a) the LICENSEE manufacturing process; (b) any modification of the Delivered Materials not made by ARM; or (c) the use of the Delivered Materials in combination with other equipment, technology or software not purchased or licensed from ARM, provided that such claim would not have occurred but for such combination, modification or enhancement. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT. In the event that there is a final adjudication of infringement, the liability of ARM for such infringement shall terminate with respect to all damages regarding the infringing Intellectual Property arising after the date of such final adjudication.

16.2

In the event of a suit against ARM based in whole or in part upon a claim that (a) the process used by or on behalf of LICENSEE in manufacturing products incorporating, embodying or based upon the Delivered Materials (as defined in Clause 16.1); (b) any Qualified ARM Core made by LICENSEE as a result of modification of the Delivered Materials by or on behalf of LICENSEE; or (c) the use of the Delivered Materials by LICENSEE in combination with other equipment, technology or software not purchased or licensed from ARM (provided that such claim would not have occurred but for such combination, modification or enhancement), has infringed any patent, copyright, mask work, trademark, trade secret or other property right, LICENSEE agrees to defend and indemnify ARM, at LICENSEE expense, and to pay costs and damages finally awarded in any such suit, provided

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

that LICENSEE is notified promptly in writing of the suit, and at LICENSEE request and at its expense is given control of the suit and all requested reasonable assistance to defend the same. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSEE WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT.

17.	Limitation of Liability

17.1	EXCEPT IN RESPECT OF ANY BREACH OF THE PROVISIONS OF CLAUSE 14 (CONFIDENTIALITY), IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHETHER SUCH DAMAGES ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT OR BREACH OF CONTRACT OR OTHERWISE EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SUCH DAMAGES SHALL INCLUDE BUT SHALL NOT BE LIMITED TO THE COST OF REMOVAL AND REINSTALLATION OF GOODS, LOSS OF GOODWILL, LOSS OF PROFITS, LOSS OF USE OF DATA, INTERRUPTION OF BUSINESS OR OTHER ECONOMIC LOSS.

17.2	NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN RESPECT OF ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE PROVISIONS OF THIS AGREEMENT, ARM SHALL NOT BE LIABLE TO LICENSEE FOR ANY AMOUNTS IN EXCESS OF THE SUM OF FEES PAID BY LICENSEE, TO ARM, UNDER THIS AGREEMENT AS AT THE DATE OF FIRST NOTIFICATION OF ANY CLAIM TO ARM. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

17.3	NOTHING IN THIS CLAUSE SHALL OPERATE TO EXCLUDE LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM EITHER PARTY’S NEGLIGENCE.

18.	Term and Termination

18.1	This Agreement shall commence on the Effective Date and [***], unless terminated in accordance with the provisions of Clause 18.2.

18.2	Without prejudice to any other right or remedy which may be available to it, either party shall be entitled summarily to terminate this Agreement by giving written notice to the other, if the other party;

(i)	has committed a material breach of any of its obligations hereunder which is not capable of remedy; or

(ii)	has committed a material breach of any of its obligations hereunder which is capable of remedy but which has not been remedied within a period of sixty (60) days following receipt of written notice from ARM to do so; or

(iii)	makes any voluntary arrangement with its creditors for the general settlement of its debts or becomes subject to an administration order; or

(iv)	has an order made against it, or passes a resolution, for its winding-up (except for the purposes of amalgamation or reconstruction) or has an encumbrancer take possession or has a receiver or similar officer appointed over all or substantially all of its property or assets.

19.	Effect of Termination

19.1	Upon termination of this Agreement by ARM in accordance with Clause 18.2; (i) the licences granted to LICENCEE under Clauses 2 and 6 shall cease; and (ii) LICENSEE shall immediately discontinue any use and distribution of all ARM Compliant Products, Transfer Materials and ARM Confidential Information. LICENSEE shall, at ARM’s option, either destroy or return to ARM any Confidential Information, including any copies thereof in its possession, together with the Transfer Materials and all copies thereof in its possession. Within one (1) month after termination of this Agreement LICENSEE will furnish to ARM a certificate signed by a duly authorised representative of LICENSEE that to the best of his or her knowledge, information and belief, after due enquiry, LICENSEE has complied with provisions of this Clause 19.1.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

19.2	Upon termination of this Agreement by LICENSEE pursuant to Clauses 18.2 (i) or (ii), subject to LICENSEE complying and continuing to comply with the provisions of this Agreement (including the payment of Royalties in accordance with the provisions of Clause 8.7), LICENSEE may continue, in perpetuity, to have manufactured ARM Compliant Products in production at the date of such termination. For the purposes of satisfying the provisions of this Clause 19.2 the license rights contained in Clauses 2 and 5 (solely to the extent necessary to enable LICENSEE to continue to have manufactured ARM Compliant Products) shall survive such termination.

19.3	Upon termination of this Agreement by ARM the provisions of Clauses 1, 8 (to the extent that any obligation under this Clause remains outstanding), 9, 14, 16.2, 17, 19 and 20 shall survive termination.

20.	General

20.1	All notices which are required to be given hereunder shall be in writing and shall be sent to the address of the recipient set out in this Agreement or such other address as the recipient may designate by notice given in accordance with the provisions of this Clause. Any such notice may be delivered personally, by commercial overnight courier or facsimile transmission which shall be followed by a hard copy and shall be deemed to have been served if by hand when delivered, if by commercial overnight courier 48 hours after deposit with such courier, and if by facsimile transmission when dispatched.

20.2	Neither party shall assign or otherwise transfer this Agreement or any of its rights and obligations hereunder whether in whole or in part without the prior written consent of the other. If LICENSEE wishes to assign this Agreement to a party that is a successor-in-interest as a result of a merger or reorganization of LICENSEE or the sale by LICENSEE of all or substantially all of LICENSEE’s assets or equity, then LICENSEE may do so provided that such party is not a competitor to ARM and LICENSEE obtains ARM’s prior written consent, such consent not to be unreasonably withheld.

20.3	Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

20.4	If any provision of this Agreement, or portion thereof, is determined to be invalid or unenforceable the same will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

20.5	This Agreement, including all Schedules and documents referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. Except as is provided in Clause 7.2 of this Agreement, no amendment to, or modification of, this Agreement shall be binding unless in writing and signed by a duly authorised representative of both parties.

20.6	This Agreement shall be governed by and construed in accordance with the laws of England, without reference to conflicts of laws principles. In the event that ARM commences proceedings against LICENSEE under this Agreement, the parties agree to submit to the jurisdiction of California, for the purpose of hearing and determining any disputes arising out of this Agreement. In the event that LICENSEE commences proceedings against ARM under this Agreement, the parties agree to submit to the jurisdiction of the High Court of Justice, London, England, for the purpose of hearing and determining any disputes arising out of this Agreement.

20.7	Neither party shall make any press release or similar public announcement relating to the existence of this Agreement without obtaining the other party’s prior confirmation on the contents thereof.

20.8	The Delivered Materials (as defined in Clause 16.1) provided under this Agreement are subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. LICENSEE agrees to comply fully with all laws and regulations of the United States and other countries (“Export Laws”) to assure that neither the Delivered Materials, nor any direct products thereof are (1) exported, directly or indirectly, in violation of Export Laws, either to any countries that are subject to U.S export restrictions or to any end user who has been prohibited from participating in the U.S. export transactions by any federal agency of the U.S. government; or (2) intended to be used for any purpose prohibited by Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly Authorised representative:

ARM LIMITED		LICENSEE:

SIGNED		SIGNED
NAME:	TUDOR BROWN	NAME:	Ping Wu
TITLE:	COO	TITLE:	President
DATE:	18 Oct 2001	DATE:	10/12/2001

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 1

Design ID Request

(To be completed in duplicate)

Section 1

***[Delete as appropriate]***

ARM7TDMI Core:

As specified in ARM7TDMI Technical Reference Manual [***].

ARM922T Core:

As specified in the ARM922T Core Technical Reference Manual ARM DDI-0184.

ARM946E Core:

As specified in the ARM946E Core Technical Reference Manual ARM DDI-0155.

Section 2

Part A

Program Design Rules

Process:

Version:

Agreed Waivers (if any):

Part B

Details of Authorised Design/Authorised Product:

Part C

Authorised Foundry:

Part D

Design ID:

(To be filled in by ARM)

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 2

Item	Part Number	Description	Status

Note: The last column of the deliverable lists show the confidentiality status of the deliverable.

C	- confidential and N - non-confidential.

ARM7TDMI Core Transfer Material

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 3

Royalties and Royalty Reports

Part A

Royalty Payment Terms

Currency:	US Dollars
Frequency:	At the end of each Quarter of each year in which Royalties are payable.
Payment:	Payment by telegraphic transfer to National Westminster Bank PLC of 56 St Andrews
Street, Cambridge, CB2 3DA, UK
Account name:	ARM Ltd
Account Number:	08086796
Sort code:	52-10-46
SWIFT code:	NWBKGB2L

Part B

Royalty Rates

Cumulative Volume of Authorised Product	ARM7TDMI Core Per Unit Royalty Rate ($US)	ARM9 Core Per Unit Royalty Rate ($US)
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[***]

In an ARM Compliant Product with more than one Qualified ARM Core embedded into the same piece of silicon, the following multiplying factors shall be applied to the applicable Royalty Rates determined from the above table. N x M x Max.

Where	N =	the number of Qualified ARM Cores embedded on the same piece of silicon;
	M =	the applicable multiplier from the table below; and
	Max =	Prevailing Royalty Rate or [ *** ], whichever is the greater.

Number of Qualified ARM Cores Embedded on Same Piece of Silicon	Multiplier
1	[ *** ]
2	[ *** ]
3	[ *** ]
4	[ *** ]
>5	[ *** ]

Exhibit 1

Form of Royalty Report

FOR EACH DESIGN ID ISSUED FOR AN AUTHORISED PRODUCT

DESIGN ID
Cumulative number of UNITS of Authorised Product distributed by LICENSEE	Applicable Rate		Royalty Due
	$	X	$	XXX
	$	X	$	XXX
Total			$	XXX

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

During the term of this Agreement, LICENSEE shall, upon ARM’S request, discuss with ARM details of LICENSEE’s product lines and product plans for the following Quarter. Such information shall be non-binding, supplied in good faith and treated as Confidential Information.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 4

Trademarks

	Trademark	Registered/ Unregistered

Part A

	ARM [logo] Exhibit A	Registered

Part B

	ARM Powered [logo] Exhibit B	Registered

Part C

	ARM [logo] Exhibit C	Registered

Part D

	ARM	Registered
	AMBA	Unregistered
	ARM7TDMI	Registered

Rules for Trademark Usage

1.	On Die Encapsulation

1.1	Except as set out in Clause 1.2, if Licensee is distributing [ARM Compliant Products] Licensee shall apply the Trademark identified in Part A of this Schedule to the die encapsulation of each unit of [ARM Compliant Product].

1.2	Licensee shall not be obliged to apply the Trademark identified in Part A of this Schedule to the die encapsulation of each unit of [ARM Compliant Product] if;

1.2.1	Licensee provides written evidence to ARM that Licensee’s customer has requested that the die encapsulation of each unit of [ARM Compliant Product] is to bear no trademarks whatsoever; or

1.2.2	Licensee provides written evidence to ARM that Licensee’s customer has requested that the die encapsulation of each unit of [ARM Compliant Product] is to bear only the trademark of such customer; or

1.2.3	the size of the die encapsulation physically prohibits the application of both Licensee’s trademark and the Trademark identified in Part A of this Schedule when such marks are scaled to occupy the same area.

1.3	Where Licensee distributes ARM Compliant Products to an Intermediary, the packaging of each unit of such ARM Compliant Product so distributed must bear a mark which unambiguously identifies Licensee as the manufacturing source of the ARM Product. If the packaging of the ARM Compliant Product cannot accommodate Licensee’s mark because of size limitations, then Licensee shall include a prominent statement indicating that Licensee is the manufacturing source of the ARM Compliant Product (e.g. “Manufactured by [Licensee identity] under licence from ARM Limited”) in substantially all advertising material and promotional, technical or other documentation, including press releases, associated with the ARM Compliant Product and Licensee shall oblige any Intermediary to do the same.

Where;	“Intermediary” means any third party to whom Licensee distributes an ARM Product and who is not an End User and “End User” means any person or other legal entity which licenses an ARM Compliant Product for its own personal use or for use in the ordinary course of its business but not for onward sale, distribution or sublicensing.

1.4	Except as agreed in writing by ARM, any application by Licensee of the Trademark identified in Part A of this Schedule shall be in accordance with the Trademark Use Guide set out in Exhibit A of this Schedule.

2.	On Product Packaging, Documentation, and Copy

ARM Powered Logo

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

2.1	Licensee shall apply the Trademark identified in Part B of this Schedule, in a prominent place, to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any [ARM Compliant Product] distributed under licence from ARM.

2.2	**[Subject to the payment of an appropriate fee agreed between ARM and Licensee]**, Licensee may apply the Trademark identified in Part B of this Schedule, to (i) any product which incorporates or takes into use any ARM technology or intellectual property; and (ii) any product packaging, advertising material or promotional, technical or other documentation for, or relating to, such product, distributed by Licensee under licence from ARM.

2.3	Any use or application by Licensee of the Trademark identified in Part B of this Schedule shall be in accordance with; (i) the Trademark Use Guide set out in Exhibit B of this Schedule; and (ii) with accepted trademark use standards.

ARM Logo (Exhibit C); Corporate Signature

2.4	Subject to the restriction in Clause 2.6, Licensee may apply the Trademark identified in Part C of this Schedule to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any product distributed by Licensee under licence from ARM which incorporates or takes into use any ARM technology or intellectual property.

2.5	Any application of the Trademark identified in Part C of this Schedule by Licensee shall be in accordance with; (i) the Trademark Use Guide in Exhibit C of this Schedule; and (ii) with accepted trademark use standards.

2.6	The Trademark identified in Part C of this Schedule may only be used separately and only to identify ARM (including ARM Holdings plc, its operating company ARM Limited, and the regional subsidiaries, ARM, Inc.; ARM KK; and ARM Korea Limited) and may not be incorporated into a body of text.

Other Trademarks

2.7	Licensee shall apply the appropriate Trademark from those identified in Part D of this Schedule to any product packaging, advertising material or promotional, technical or other documentation relating to the respective product distributed by Licensee under licence from ARM.

2.8	Any use of the Trademarks identified in Part D of this Schedule by Licensee shall be in accordance with accepted trademark use standards including but not limited to the following;

2.8.1	use of the Trademarks only in conjunction with a generic term for the respective product (e.g. ARM processor, where processor is the generic term); and

2.8.2	avoiding use of the Trademark, ARM, in the possessive (e.g. ARM’s processor).

3.	On Website

3.1	Licensee shall apply the Trademark identified in Part B of this Schedule to the page(s) of Licensee’s web site relating to any [ARM Compliant Product] distributed under license from ARM.

3.2	Licensee may use the Trademark identified in Part C of this Schedule to create a hyperlink between the primary page of Licensee’s website and the primary page of ARM’s website. Any use or application by Licensee on its Website of the Trademarks identified in Part C of this Schedule shall be in accordance with; (i) the Trademark Use Guides set out in Exhibit C of this Schedule; (ii) accepted trademark use standards; and (iii) the restriction in Clause 2.6 above.

Licensee may apply the Trademarks identified in Part D of this Schedule to the page(s) of Licensee’s website relating to any [ARM Compliant Product] distributed under licence from ARM. Any use or application by Licensee on its Website of the Trademarks identified in Part D of this Schedule shall be in accordance with; (i) the restrictions set out in Clause 2.8 above; and (ii) accepted trademark use standards.

4.	Where any registered Trademark is applied to any product packaging, advertising material or promotional, technical or other documentation relating to any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol “®” at the upper right corner of the mark.

5.	Where any unregistered Trademark is applied to any product packaging, advertising material and promotional, technical or other documentation relating to the any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol “TM” at the upper right corner of the mark.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

6.	Licensee shall include appropriate notices in substantially the following form on any product packaging, advertising material and promotional, technical or other documentation relating to any product distributed under licence from ARM;

For registered Trademarks

“[Cite Trademark(s)] is [are] the registered trademark(s) of ARM Limited.

For unregistered Trademarks

“[Cite Trademark(s)] is [are] the trademark(s) of ARM Limited.

7.	ARM will provide its Licensees with camera ready and electronic artwork of the Trademarks together with specific Pantone colour references. The Trademarks must not be altered or modified in any way. The Trademarks may be used in black and white or the exact colour reference identified in the relevant Exhibit.

8.	In addition to the rules set out above ARM may provide Licensees with additional instructions relating to the use of the Trademarks from time to time which Licensee shall follow in its use of the Trademarks.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Trademark Use Guide

Exhibit A

Exhibit B

Exhibit C

The marks must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The marks are available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

Cyan	100
Magenta	0
Yellow	8.5
Black	34

•	Do not alter or deform the shape of the marks.

•	Do not replace the logotype with a different typeface or attempt to mimic the logotype typeface.

•	Do not place competing visual elements (including but not limited to other Trademarks) close to the marks.

•	Do not set type near to the marks that could be construed as a corporate slogan or motto.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 5

Payment Schedule

Part A

Design Fee	US$ Due	US$ Payable	Payment Due Date
[ *** ]	[ *** ]	[ *** ]	[ *** ]
		[ *** ]	[ *** ]
		[ *** ]	[ *** ]
[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ] [ *** ]
		[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ] [ *** ]
		[ *** ]	[ *** ] [ *** ]
		[ *** ]	[ *** ]

[ *** ] [ *** ]

Part B

Maintenance Update Fees	US$	Payment Due Date
[ *** ] [ *** ]	[ *** ]	[ *** ] [ *** ]

Part C

Second Source Fee	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

Part D

Design Sign-Off Model Option Fee	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part E

Additional Support Fees	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

Part F

Process Migration Fee	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 6

End User Licence

Spreadtrum Communications, Inc. (“LICENSOR”) hereby grants and the LICENSEE hereby accepts a non transferable and non-exclusive licence to use the Software under the following terms and conditions:

1.	Ownership. The Software is the property of ARMLIMITED and/or its licensors. The LICENSEE acquires no title, right or interest in the Software other than the licence rights granted herein.

2.	Use. The LICENSEE may use the Software on any one computer at one time except that the Software may be executed from a common disc shared by multiple CPUs provided that one authorised copy of the Software has been licensed from LICENSOR for each CPU executing the Software. LICENSEE shall not reverse engineer, decompile or disassemble the Software, in whole or in part.

3.	Copies. The LICENSEE may make copies of the Software for back-up and archival purposes only. All copies of the Software must bear the same notice(s) contained on the original copies supplied by LICENSOR.

4.	Software Limited Warranty. LICENSOR warrants that the disks containing the Software shall be free from defects and workmanship under normal use and the programs will perform in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. Any written or oral information or advice given by LICENSOR distributors, agents or employees will in no way increase the scope of this warranty. LICENSOR’s entire liability and the LICENSEE’s exclusive remedy will be, at LICENSOR’s sole option, to replace the disk or to use LICENSOR’s reasonable efforts to make the Software meet the warranty set out above. Any replacement Software will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. The LICENSEE agrees that the supply of the Software does not include updates and upgrades, which may be available from LICENSOR under a separate support agreement.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT OR THE FURNISHING, PERFORMANCE, OR USE OF ANY SOFTWARE LICENSED HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MAXIMUM LIABILITY OF LICENSOR SHALL BE LIMITED TO REFUND TO THE LICENSEE THE FEE PAID BY THE LICENSEE FOR THE SOFTWARE.

Assignment of the Agreement. This Agreement and any licence granted hereunder to the LICENSEE may not be assigned, sub-licensed or otherwise transferred by the LICENSEE to any third party without the prior written consent of LICENSOR. Transfer to a U.S. government department or agency or to a prime or lower tier contractor in connection with a U.S government contract shall be made only upon the prior written agreement to terms agreed by LICENSOR.

Terms and Termination. This Agreement and licences granted hereunder may be terminated forthwith by LICENSOR by written notice to the LICENSEE in case of (i) breach by the LICENSEE of any provisions of this Agreement, and (ii) non-payment by the LICENSEE in due time of any sum due from the LICENSEE in consideration of delivery and licence of this Software.

Upon termination of this Agreement and of the licence granted hereunder, the LICENSEE shall refrain from any further use of the Software, and LICENSOR may request either the destruction of any copy of the Software, in any form, in the possession of the LICENSEE or the return of the same to LICENSOR.

Applicability. The limitations and exclusions above may not apply in certain countries or states where they conflict with local law. In cases where such a conflict exists the local law shall prevail and the remaining provisions of the Agreement shall remain in full force and effect.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 7

MicroPack

Section 1

PartA

AMBA Specification

Product Specification CPDF Format)

A1	BU010-DA-03002	AMBA Specification ARM IHI 0011A	N

Part B
Documentation
Example AMBA System Product Information (PDF Format)

Bl	BU010-DA-03003	Reference Peripherals Specification ARM DDI 0062	N
B2	BU010-DA-03004	Example AMBA System User Guide ARM DUI 0092	N
B3	BU010-DA-03019	ASB Example AMBA System Technical Reference ARM DDI 0138	N
B4	BU010-DA-03019	AHB Example AMBA ‘System Technical Reference ARM DDI 0170	N

Section 2
Part A
EASY Test Vectors

Al	BU010-VE-01005	EASY Test Vectors TIC/TIF	C

Part B
Software Examples

Bl	BU010-SW-02001	EASY Software. Examples	N

Part C
Test Infrastructure

C1	BU010-SW-02002	TIC Vector Generation Environment	C

Part D
EASY Module Test

Dl	BU010-MN-23002	EASY Module Test VHDL	C
D2	BU010-VE-09001	EASY Module Vectors	C

Part E
AMBA Module Test Benches

El	BU010-DA-03020	AMBA Module Testbench Documentation	C
E2	BU010-MN-23003	AMBA Module Testbench VHDL	C
E3	BU010-SW-02003	AMBA Module Testbench Vector Generation Environments	C

Part F
CPU AHB Wrappers
TBD

Part G
EASY Models

Al	BU010-MN-23001	EASY Synthesisable VHDL	C
A2	BU010-MN-01001	EASY Synthesis Scripts	C

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 8

Form of Subsidiary’s Undertaking

Name of Subsidiary

Address of Subsidiary

Percentage of Subsidiary’s shares owned or controlled by LICENSEE (or a Subsidiary of LICENSEE)      %

The undersigned has read and understood the terms and conditions of the Technology Licence Agreement between ARM and LICENSEE dated                      (the “Agreement”). The Subsidiary hereby agrees to be bound by each and every term and condition of the Agreement. The undersigned is duly authorized to execute this undertaking for and on behalf of the Subsidiary.

Signed

Name

Title

Date

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AMENDMENT ONE

TO THE

DESIGN LICENSE AGREEMENT

BETWEEN

ARM LIMITED

AND

SPREADTRUM COMMUNICATIONS, INC.

This amendment (“Amendment One”) amends the Design License Agreement between ARM Limited (“ARM”) and Spreadtrum Communications, Inc. (“Spreadtrum”), and dated the 15th October 2001 (“Agreement”). The Effective Date of this Amendment One shall be 11/6, 2001.

The Parties hereby agree to make the following amendments to the Agreement:

1.	Delete Clause 1.19 and add a new Clause 1.19 as follows:

1.19	“EASY Models” means the verilog models identified in Schedule 7 Section 2 Part G.

2.	Delete Schedule 7 in its entirety and replace it with the Schedule 7 attached hereto to this Amendment One.

3.	Add a new Clause 1.35 as follows:

1.35	“AMBA Design Kit” means together; (i) the VC Release Note; (ii) the VC Bundle; and (iii) the CPU AHB Wrappers set forth in Schedule 8 Part C.

4.	Delete Clause 1.14 and replace it with a new Clause 1.14 as follows:

1.14	“CPU AHB Wrappers” means such of the wrappers identified in Schedule 7 Section 2 Part F and Schedule 8 Part C as are delivered to LICENSEE from time to time by ARM pursuant to a request from LICENSEE in accordance with the provisions of Clause 10.2.

5.	Delete Clause 1.33 in its entirety and replace it with a new Clause 1.33 as follows:

1.33	“Transfer Materials” means together; (i) the Layout Design Data; (ii) the Functional Test Vectors; (iii) ARM MicroPack; (iv) the AMBA Design Kit; (v) the Documentation; and (vi) the ARM Developers Kit identified in Schedule 2 Part A Section 4, for each Qualified ARM Core, together with any Updates thereto delivered to LICENSEE by ARM from time to time.

6.	Add a new Clause 1.36 as follows:

1.36	“VC Bundle” means the deliverables identified in Schedule 8 Part A

7.	Add a new Clause 1.37 as follows:

1.30	“VC Release Note” means the documentation identified in Schedule 8 Part B.

1 of 2

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

8.	Delete Clause 2.1(iii) and replace it with a new Clause 2.1(iii) as follows:

(iii)	use, copy and modify; (a) the Software Examples; (b) the EASY Test Vectors; (c) the EASY Models; (d) the Test Infrastructure; (e) the AMBA Module Test Benches; (f) the EASY Module Test; (g) the CPU AHB Wrappers, (h) the VC Bundle; and (i) the VC Release Note, only for the purposes of designing, having designed (subject to the provisions of Clause 2.2) ARM Compliant Products;

9.	Add the Schedule 8 attached hereto to this Amendment One.

Any provision of the Agreement that is not hereby amended shall remain in full force and effect.

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY:		BY:

NAME:	PHILIP DAVID	NAME:	Ping Wu

TITLE:	VP UK LEGAL	TITLE:	President

DATE:	03/10/02	DATE:	1/9/2002

2 of 2

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AMENDMENT TWO

TO THE

DESIGN LICENSE AGREEMENT

BETWEEN

ARM LIMITED

AND

SPREADTRUM COMMUNICATIONS, INC.

This amendment (“Amendment Two”) amends the Design License Agreement between ARM Limited (“ARM”) and Spreadtrum Communications, Inc. (“LICENSEE”), and dated the 15th October 2001 (“Agreement”). The Effective Date of this Amendment One shall be the 30th day of June, 2003.

Whereas LICENSEE wishes to exercise the options granted to it by ARM for a second, third and fourth Authorised Products (as defined in the Agreement) under Clause 2.8 of the Agreement, such Authorised Products to be based on the ARM7TDMI Core.

In consideration for the mutual representations, covenants, and other terms and conditions contained herein, ARM and LICENSEE hereby agree to amend the Agreement as follows:

1.	Add the following new Clause 1.38:

1.38	“LICENSEE” means Spreadtrum Communications, Inc. (“Spreadtrum”) and any Subsidiaries of Spreadtrum.

2.	Add the following new Clause 1.39:

1.39	“Subsidiary” means any company 100% of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by a party hereto. A company shall be a Subsidiary only so long as such control exists and any rights granted to any Subsidiary hereunder shall automatically terminate upon such Subsidiary of Spreadtrum ceasing to be a Subsidiary of Spreadtrum.

3.	Delete Clause 2.7 in its entirety and replace it with the following new Clause 2.7:

2.7	Under this Agreement LICENSEE shall be permitted to have manufactured and ARM shall only be obliged to issue Design ID(s) in respect of Authorised Designs and four (4) Authorised Products. The first Authorised Product shall be based on the ARM7TDMI Core identified in Section 1 of Schedule 1. The second, third and fourth Authorised Products shall be based on the ARM7TDMI Core identified in Section 1 of Schedule 1. For the avoidance of doubt, LICENSEE shall be required to pay [***] Design Fees (as defined in Clause 8.1), one Design Fee for the first Authorised Product and one Design Fee for the second, third, and fourth Authorised Products.

4.	Delete Clause 2.8 in its entirety and replace it with the following new Clause 2.8:

2.8	LICENSEE shall base the second, third and fourth Authorised Products on the ARM7TDMI Core identified in Section 1 of Schedule 1 for which LICENSEE shall give written notice to ARM in the form of a Design ID request as set out in Schedule 1 Section 1. Upon receipt of such notice in accordance with the provisions of this Clause 2.8, ARM shall invoice LICENSEE for the relevant Design Fee (defined in Clause 8.1).

1 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

5.	Add the following new 2.13:

Intercompany Matters

2.13	Any breach of this Agreement by a Subsidiary of Spreadtrum shall entitle ARM to terminate this Agreement in accordance with the provisions of Clause 18.2 as if Spreadtrum were the party in breach. Any termination of this Agreement in accordance with the provisions of Clause 18.2 shall be effective in respect of Spreadtrum and all Subsidiaries.

Any rights granted to any Subsidiary of Spreatrum hereunder shall automatically terminate upon such Subsidiary of Spreadtrum ceasing to be a Subsidiary of Spreadtrum.

In the event that a Subsidiary of Spreadtrum is in breach of any of the terms of this Agreement, Spreadtrum shall hold harmless and indemnify ARM against all and any loss, liability, costs, damages, expenses (including the reasonable fees of lawyers and other professionals) suffered, as a result of or in connection with such breach.

6.	Add the following new Clause 7.5A:

7.5A	Within a mutually agreeable time period following the Effective Date of this Amendment Two, LICENSEE and ARM shall mutually agree a press release relating to the commercial relationship established under this Agreement.

7.	Delete Clause 8.4 in its entirety and replace it with the following new Clause 8.4:

8.4	Upon exercise of the option granted in Clause 6.2, for each Design Sign-Off Model Option delivered to LICENSEE, LICENSEE shall pay, to ARM, a fee (“Design Sign-Off Model Option Fee”) as set out in and in accordance with Schedule 5 Part D and a maintenance fee (“Design Sign-Off Model Option Maintenance Fee”) as set out in and in accordance with Schedule 5 Part G.

8.	Add the following new Clause 13.2:

13.2	In the period of twelve (12) months after the payment of the first installment of the second Design Fee, in consideration for the payment of such Design Fee, LICENSEE may request and ARM shall provide places for a maximum of three (3) of LICENSEE’S personnel on one of ARM’s standard ARM open training courses and places for a maximum of four (4) of LICENSEE’S personnel on one of ARM’s foundry program training courses.

9.	Delete Schedule 1 in its entirety and replace it with the new Schedule 1 attached to this Amendment Two.

10.	A copy of the existing Schedule 2 setting forth the Transfer Materials for the ARM7TDMI Core is attached to this Amendment Two for convenience.

2 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

11.	Delete Schedule 3 in its entirety and replace it with the new Schedule 3 attached to this Amendment Two.

12.	Delete Schedule 5 in its entirety and replace it with the new Schedule 5 attached to this Amendment Two.

Any provision of the Agreement that is not hereby amended shall remain in full force and effect.

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY		BY

NAME	Tudor Brown	NAME	Ping Wu

TITLE	Chief Operating Officer	TITLE	President

DATE	30 June 03	DATE	6/30/03

3 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 1

Design ID Request

(To be completed in duplicate)

***[Delete as appropriate]***

ARM7TDMI Core:

As specified in ARM7TDMI Technical Reference Manual [***].

Program Design Rules

Process:

Version:

Agreed Waivers (if any):

Details of Authorised Design/Authorised Product:

Authorised Foundry:

Design ID:

(To be filled in by ARM)

4 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 2

Item	Part Number	Description	Status
Note:	The last column of the deliverable lists show the confidentiality status of the deliverable.
C—confidential and N—non-confidential.

ARM7TDMI Core Transfer Material

[***]

5 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

6 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 3

Royalties and Royalty Reports

Royalty Payment Terms

Currency:	US Dollars
Frequency:	At the end of each Quarter of each year in which Royalties are payable.
Payment:	Payment by telegraphic transfer to National Westminster Bank PLC of 56 St Andrews Street, Cambridge, CB2 3DA, UK.
Account name:	ARM Ltd
Account Number:	08086796
Sort code:	52-10-46
SWIFT code:	NWBKGB2L

Royalty Rates

Cumulative Volume of Authorised Product	Qualified ARM Core Per Unit Royalty Rate ($US)
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

In an ARM Compliant Product with more than one Qualified ARM Core embedded into the same piece of silicon, the following multiplying factors shall be applied to the applicable Royalty Rates determined from the above table.

N x M x Max.

Where	N = the number of Qualified ARM Cores embedded on the same piece of silicon;
M = the applicable multiplier from the table below; and
Max = Prevailing Royalty Rate or [***], whichever is the greater.

Number of Qualified ARM Cores Embedded on Same Piece of Silicon	Multiplier
1	[ *** ]
2	[ *** ]
3	[ *** ]
>4	[ *** ]

7 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Form of Royalty Report

FOR EACH DESIGN ID ISSUED FOR AN AUTHORISED PRODUCT

DESIGN ID
Cumulative number of UNITS of Authorised Product distributed by LICENSEE		Applicable Rate		Royalty Due
	$	X	$	XXX
	$	X	$	XXX
Total			$	XXX

During the term of this Agreement, LICENSEE shall, upon ARM’s request, discuss with ARM details of LICENSEE’S product lines and product plans for the following Quarter. Such information shall be non-binding, supplied in good faith and treated as Confidential Information.

8 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 5

Payment Schedule

Part A

Design Fee	US$	US$	Payment Due Date
	Due	Payable
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]	[ *** ] [ *** ] [ *** ]

[ *** ] [ *** ]	[ *** ]	[ *** ]	[ *** ] [ *** ]

Part B

Maintenance Update Fees	US$	Payment Due Date
[ *** ] [ *** ]	[ *** ] [ *** ]	[ *** ] [ *** ]

Part C

Second Source Fee	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

Part D

Design Sign-Off Model Option Fee	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

Part E

Additional Support Fees	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

9 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part F

Process Migration Fee	US$	Payment Due Date
[ *** ]	[ *** ]	[ *** ] [ *** ] [ *** ]

Part G

Design Sign-Off Model Option Maintenance Fee	US$	Payment Due Date
[ *** ]	[ *** ] [ *** ]	[ *** ] [ *** ] [ *** ]

10 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AMENDMENT THREE

TO THE

DESIGN LICENSE AGREEMENT

BETWEEN

ARM LIMITED

AND

SPREADTRUM COMMUNICATIONS, INC.

This amendment (“Amendment Three”) amends the Design License Agreement between ARM Limited (“ARM”) and Spreadtrum Communications. Inc. (“LICENSEE”), and dated the 15th October 2001 (“Agreement”). The Effective Date of this Amendment One shall be the 20th day of November, 2003.

Whereas in Amendment Two to the Agreement, LICENSEE exercised the options granted to it by ARM for a second, third and fourth Authorised Products (as defined in the Agreement) under Clause 2.8 of the Agreement, such Authorised Products to be based on the ARM7TDMI Core. Whereas in Amendment Three, LICENSEE wishes to license ARM[***] Core for use in the second, third and fourth Authorised Products referred to in Amendment Two to be based on the ARM[***] Core (as defined below), as well as the ARM7TDMI Core.

In consideration for the mutual representations, covenants, and other terms and conditions contained herein, ARM and LICENSEE hereby agree to amend the Agreement as follows:

1.	Delete Clause 1.7 in its entirety and replace it with the following new Clause 1.7:

1.7	“ARM[***] Core” means the ARM[***] Core as described and identified in the relevant technical reference manual in Schedule 1 Section 1.

2.	Delete Clause 1.8 in its entirety.

3.	Delete Clause 1.9 in its entirety.

4.	Add the following new Clause 1.40:

1.40	“Sun SCSL License Agreement” means any of: (i) a Sun Community Source License entered into between LICENSEE and Sun Microsystems Inc for the Sun CLDC technology: or (ii) any license agreement entered into between LICENSEE and Sun Microsystems Inc which expressly permits LICENSEE to share source code for the Sun CLDC technology with ARM for the Sun CLDC technology.

5.	Add the following new Clause 1.41:

1.41	“Jazelle” means the extension to the ARM architecture that enables the execution of a subset of Java byte codes by an ARM core as accessed through the BXJ instruction.

6.	Delete Clause 2.7 in its entirety and replace it with the following new Clause 2.7:

2.7	Under this Agreement LICENSEE shall be permitted to have manufactured and ARM shall only be obliged to issue Design ID(s) in respect of Authorised

1 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Designs and [***] Authorised Products. The [***] Authorised Product shall be based on the ARM7TDMI Core. The [***] Authorised Product shall be based on both the ARM7TDMI Core and the ARM[***] Core. The [***] and [***] Authorised Products shall be based on: (i) the ARM[***] Core or (ii) both the ARM7TDMI Core and the ARM[***] Core. The [***] or [***] Authorised Product shall also include one (1) use of the ARM [***] Wireless Platform, licensed to LICENSEE by ARM under the ARM [***] Wireless Platform license agreement dated the 20th of November, 2003, Document Number LEC-TLA-00233.

7.	Delete Clause 2.8 in its entirety and replace it with the following new Clause 2.8:

2.8	ARM shall deliver to LICENSEE the Transfer Materials for the ARM[***] Core within thirty (30) days after the Effective Date of this Amendment Three. Subsequent to delivery of the Transfer Materials for the ARM[***] Core, LICENSEE shall submit a Design ID request as set out in Schedule 1 Section 1.

8.	Add the following new Clause 2.14:

2.14	LICENSEE acknowledges that the ARM[***] Core incorporates hardware acceleration for Sun Microsystems Inc.’s (“Sun”) Java technology. Without prejudice to any limitations or restrictions set out in the license grants in Clause 2.1 above, LICENSEE agrees that unless LICENSEE has entered into and continues to enjoy the benefit of a Sun SCSL License Agreement. LICENSEE shall be subject to the following licensing restrictions;

A.	LICENSEE shall not; (i) carry out or procure any functional modification of any part of the ARM[***] Core to the extent that it includes, incorporates or implements Jazelle: or (ii) reverse engineer or use the Transfer Materials licensed under this Agreement for the purpose of implementing the whole or any part of a Java specification (where a Java specification means any “Final Release” of a “JSR” developed as part of the Java Community Process) without first entering into a Sun SCSL License Agreement;

B.	LICENSEE agrees that Sun Microsystems Inc. shall be an intended third party beneficiary of the terms and conditions of this Agreement solely for the purpose of enforcing the restrictions contained in A above; and

C.	If LICENSEE discloses or distributes any Transfer Materials which includes, incorporates or implements Jazelle to a third party, except as ARM Compliant Products in the form of silicon, then such third party shall be made subject to the same restrictions as LICENSEE in A and B above.

9.	Delete Clause 10.3 in its entirety.

10.	Add the following new Clause 15.5:

15.5	ARM hereby discloses the following against the warranty provided in Clause 15.3(ii) of the Agreement:

On the 28th May 2002, ARM received notice that Nazomi Communications. Inc. (“Nazomi”) has filed a patent infringement suit against ARM alleging that the Transfer Materials for the ARM926EJ licensed this Agreement infringes Nazomi’s United States patent #6.332.215.

2 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

11.	Delete Schedule 1 in its entirety and replace it with the new Schedule 1 attached to this Amendment Three.

12.	Add the new Schedule 2A attached to this Amendment Three.

13.	Delete Schedule 5 Part A in its entirety and replace it with the new Schedule 5 Part A attached to this Amendment Three.

Any provision of the Agreement that is not hereby amended shall remain in full force and effect.

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY		BY
NAME		NAME	Ping Wu
TITLE		TITLE	CEO/President
DATE	11/20/03	DATE	11/20/03

3 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 1

Design ID Request

(To be completed in duplicate)

Section 1

***[Delete as appropriate]***

ARM7TDMI Core:

As specified in ARM7TDMI Technical Reference Manual.

ARM[***] Core:

As specified in the ARM[***] Technical Reference Manual

Section 2

Part A

Program Design Rules

Process:

Version:

Agreed Waivers (if any):

Part B

Details of Authorised Design/Authorised Product:

Part C

Authorised Foundry:

Part D

Design ID:

(To be filled in by ARM)

4 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 2A

Item	Part Number	Description	Status

Note:	The last column of the deliverable lists show the confidentiality status of the deliverable.

C—confidential and N—non-confidential.

ARM[***] Core Transfer Materials

[***]

Key to Disclosure Rights

C	Confidential material
D	Confidential material, with disclosure permitted to Designers
M	Confidential material, with disclosure permitted to Manufacturers
T	Confidential material, with disclosure permitted to Test Houses
N	Non-confidential material but disclosure may be subject to license restrictions

[***]

5 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

7 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

8 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 5

Payment Schedule

Part A

Note: This schedule takes into account amounts already paid by LICENSEE to ARM under the original Agreement and Amendment Two.

Design Fee	US$	US$	Payment Due Date
	Due	Payable
[ *** ]	[ *** ]	[ *** ]	[ *** ]

		[ *** ]	[ *** ]

		[ *** ]	[ *** ]

[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]

9 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part A (continued)

Design Fee	US$	US$	Payment Due Date
	Due	Payable
[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]
[ *** ]

[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]

10 of 10

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AMENDMENT FOUR

TO THE

DESIGN LICENSE AGREEMENT

BETWEEN

ARM LIMITED

AND

SPREADTRUM COMMUNICATIONS, INC.

This amendment (“Amendment Four”) amends the Design License Agreement between ARM Limited (“ARM”) and Spreadtrum Communications, Inc. (“LICENSEE”), and dated the 15th October 2001 (“Agreement”). The Effective Date of this Amendment Four shall be the 21st day of September, 2004.

Background

LICENSEE wishes to migrate to an [***] for their design containing and ARM7TDMI Core.

In consideration for the mutual representations, covenants, and other terms and conditions contained herein, ARM and LICENSEE hereby agree to amend the Agreement as follows:

1.	Add the attached new Schedule 2 to Schedule 2 of the Agreement.

2.	LICENSEE agrees to pay to ARM the Process Migration Fee as set forth in Clause 2.6 of the Agreement upon the Effective Date of this Amendment Four.

Any provision of the Agreement that is not hereby amended shall remain in full force and effect.

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY		BY
NAME	WT PARSONS	NAME	Renyong Fan
TITLE	EVP.	TITLE	VP. of Operation
DATE	Oct 1, 2004	DATE	9/27/04

1 of 2

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 2—ARM7TDMI [***]

Key to Disclosure Rights

C	CONFIDENTIAL
D	CONFIDENTIAL except disclosure permitted to “ADC Program Member”
M	CONFIDENTIAL except disclosure permitted to “Manufacturers”
T	CONFIDENTIAL except disclosure permitted to “Test Houses”
N	NON-CONFIDENTIAL but disclosure may be subject to license restrictions

[***]

2 of 2

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AMENDMENT FIVE

TO THE

DESIGN LICENSE AGREEMENT

BETWEEN

ARM LIMITED

AND

SPREADTRUM COMMUNICATIONS, INC.

This amendment (“Amendment Five”) amends the Design License Agreement between ARM Limited (“ARM”) and Spreadtrum Communications, Inc. (“LICENSEE”) dated the 15th day of October 2001 (the “Agreement” contract number LEC-DLA-00022-V6.0), as amended. The Effective Date of this Amendment Five is the 25th day of July 2005.

ARM and LICENSEE hereby agree to the following:

1. Add the following to Schedule 2 Part B Section 1 Design Sign-Off Models for the ARM7TDMI Core:

LF054 ARM7TDMI [***]

[***]

3. Except as expressly provided in this Amendment Five all of the terms and conditions of the Agreement are hereby ratified by the parties and remain in full force and effect.

IN WITNESS WHEREOF the parties have caused this Amendment Five to be signed by their duly authorized representative:

ARM LIMITED	SPREADTRUM COMMUNICATIONS, INC.

BY:	BY:
NAME:	NAME:	Renyong Fan
TITLE:	TITLE:	General Manager

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AMENDMENT SIX

TO THE

DESIGN LICENSE AGREEMENT

BETWEEN

ARM LIMITED

AND

SPREADTRUM COMMUNICATIONS, INC.

This amendment (“Amendment Six”) amends the Design License Agreement between ARM Limited (“ARM”) and Spreadtrum Communications, Inc. (“LICENSEE”), and dated the 15th October 2001, ARM contract number LEC-DLA-00022-V6.0 (“Agreement”). The Effective Date of this Amendment Six shall be the 30th day of September 2006.

In consideration for the mutual representations, covenants, and other terms and conditions contained herein, ARM and LICENSEE hereby agree to amend the Agreement as follows:

1.	Delete Clause 2.7 in its entirety and replace it with the following new Clause 2.7:

2.7	Under this Agreement LICENSEE shall be permitted to have manufactured and ARM shall only be obliged to issue Design ID(s) in respect of Authorised Designs and [***] Authorised Products. The [***] Authorised Product shall be based on the ARM7TDMI Core. The [***] and [***] Authorised Product shall be based on either the ARM7TDMI Core and/or the ARM[***] Core.

For the avoidance of doubt the fourth Authorised Product previously licensed to LICENSEE under the DLA shall be replaced by the license to one Authorised Product for the ARM7TDMI-S core under the separate Annex 1 to the DLA, ARM contract number LEC-ANX-00590.

2.	Delete Schedule 3 in its entirety and replace it with the new Schedule 3 attached to this Amendment Six.

3.	Except as modified by this Amendment Six, the Agreement shall remain in full force and effect.

4.	If there is any conflict between the terms of the Agreement and the terms of this Amendment Six, the terms of this Amendment Six shall prevail.

The terms-contained herein are agreed and accepted by the authorised signatories of the respective parties:

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY		BY
NAME	Philip David	NAME	HARRY QIN
TITLE	General Counsel	TITLE	VP. BD
DATE	30/09/06	DATE	09/30/2006

1 of 3

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Schedule 3

Royalties and Royalty Reports

Part A

Royalty Payment Terms

Currency:	US Dollars
Frequency:	At the end of each Quarter of each year in which Royalties are payable.
Payment:	Payment by telegraphic transfer to National Westminster Bank PLC of
56 St Andrews Street, Cambridge, CB2 3DA, UK.
Account name:	ARM Ltd
Account Number:	08086796
Sort code:	52-10-46
SWIFT code:	NWBKGB2L

Part B

Royalty Rates

Cumulative Volume of Authorised Product	ARM7TDMI Core and ARM7TDMI-S Core Per Unit Royalty Rate ($US)	ARM926EJ Core and ARM926EJ-S Core Per Unit Royalty Rate ($US)	ARM1176JZ-S Core Per Unit Royalty Rate ($US)
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]

“ARM 7 Family Core” means ARM7TDMI Core and ARM7TDMI-S Core.

“ARM9 Family Core” means ARM[***] Core and ARM[***] Core.

[***]

In an ARM Compliant Product with more than one Qualified ARM Core or ARM Compliant Core, as the case may be, embedded into the same piece of silicon, the following multiplying factors shall be applied to the applicable Royalty Rates determined from the above table.

N x M x Max.

Where N = the number of Qualified ARM Cores or ARM Compliant Cores, as the case may be, embedded on the same piece of silicon;

M = the applicable multiplier from the table below; and

Max = Prevailing Royalty Rate or [ *** ], whichever is the greater.

2 of 3

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Number of Qualified ARM Cores or ARM Compliant Cores, as the case may be, Embedded on Same Piece of Silicon	Multiplier
1	[ *** ]
2	[ *** ]
3	[ *** ]
4	[ *** ]
≥5	[ *** ]

Form of Royalty Report

FOR EACH DESIGN ID ISSUED FOR AN AUTHORISED PRODUCT

DESIGN ID
Cumulative number of UNITS of Authorised Product distributed by LICENSEE	Applicable Rate		Royalty Due
	$	X	$	XXX
	$	X	$	XXX
Total			$	XXX

During the term of this Agreement, LICENSEE shall, upon ARM’s request, discuss with ARM details of LICENSEE’S product lines and product plans for the following Quarter. Such information shall be non-binding, supplied in good faith and treated as Confidential Information.

3 of 3

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

ANNEX 1

SPREADTRUM COMMUNICATIONS, INC.

ARM[***] CORE

DLA Number	LEC-DLA-00022
Legal Counsel	EF
Annex Effective Date	March 22, 2006

This Annex, when signed by both parties, shall form part of and be incorporated into the Technology Licence Agreement (“DLA”) between the parties (document reference as identified in the table above). Solely for the purposes of interpretation of the DLA with respect to this Annex, to the extent that the provisions contained in this Annex conflict with any of the provisions of the DLA the provisions contained in this Annex shall prevail over and shall supersede the conflicting provisions in the DLA.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 1—ARM TECHNOLOGY

Key to Disclosure Rights

D	CONFIDENTIAL except disclosure permitted to “Designers” in accordance with Clause 3 of the TLA
M	CONFIDENTIAL except disclosure permitted to “Manufacturers” in accordance with Clause 3 of the
T	CONFIDENTIAL except disclosure permitted to “Test Houses” in accordance with Clause 3 of ‘the”
CS	CONFIDENTIAL except disclosure permitted to “Customers” in accordance with Clause 3 of the TLA
N	NON-CONFIDENTIAL but disclosure may be subject to license restrictions

AT230 ARM926EJ-S

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 2—LICENCE AND SPECIAL CONDITIONS

A.	Definitions

A.1	“Architecture” means the architecture identified in Section 1 Part I of this Annex 1.

A.2	“ARM[***] Instruction Set” means the ARM[***] instruction sets as described and identified in the ARM Architecture Reference Manual ARM [***].

A.3	“ARM Instruction Set” means the instruction set identified in Section 1 Part I of this Annex 1.

A.4	“ARM Technology” means any or all, as the context admits, of the technology identified in Section 1 of this Annex

A.5	“Authorised Product” means:

(i)	an unlimited number of units of a single design for an ARM Compliant Product which has been taped out and given a unique part number; and

(ii)	an unlimited number of units of any derivatives of the ARM Compliant Products referred to in Clause A.5(i), provided that:

(a)	such derivatives result only from any or all of the following modifications; (1) the implementation by LICENSEE of an Update delivered by ARM to some or all of the Arm Compliant Product; (2) the correction of errors in such ARM Compliant Products to achieve conformance with the original specification for such design; and (3) a version of such ARM Compliant Product that has been ported to a different set of process design rules but is otherwise functionally unmodified (except to the extent accommodated by this definition); and

(b)	except as provided below, no more than one such derivative for the ARM Compliant Product referred to in Clause A.5(i) is being manufactured for LICENSEE at any time. LICENSEE shall be permitted to concurrently manufacture the derivative and the design from which such derivative was derived; (i) indefinitely if the derivative is a result of Clause A.5(ii)(a)(1) or Clause A.5(ii)(a)(2); and (ii) if the derivative is a result of Clause A. 5(ii)(a)(3), then for a period of twelve (12) months from the date of first manufacture of the new derivative

A.6	“AVS” means the ARM architectural validation suite identified in Section 1 Part E of this Annex 1.

A.7	“End User Licence” means a license agreement substantially in the form set out in Section 10 of this Annex 1.

A.8	“Functional Test Vectors” means the functional test vectors identified in Section 1 Part F of this Annex 1.

A.9	“Harvard Architecture” means a microprocessor architecture which dictates that the address and data buses for instruction fetches and for data load/store operations are separate and access separate memories for program instructions and program data.

A.10	“Implementation and Integration Documentation” means the documentation identified in Section 1 Part B of this Annex 1.

A.11	“Implementation Scripts” means the deliverables identified in Section 1 Part C Section 2 of this Annex 1.

A.12	“Models” means; (i) the design simulation models identified in Section 1 Part H; and (ii) any other design simulation model for the ARM[***] microprocessor core which is generally available from ARM subject to; (a) receipt by ARM of a purchase order from LICENSEE requesting such design simulation model expressly subject to the terms and conditions of this Agreement; and (b) the payment by LICENSEE to ARM of the then current fee for such design simulation model as quoted by ARM from time to time.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

A.13	“Pipeline Length” means the number of clocked stages through which each single-cycle instruction must pass to complete the execution of such instruction and identified in Section 1 Part I of this Annex 1.

A.14	“Qualified ARM Core” means the ARM[***] microprocessor core as described and identified in the Technical Reference Manual and which;

(i)	executes each and every instruction in the ARM Instruction Set;

(ii)	executes no additional instructions to those contained in the ARM Instruction Set;

(iii)	exhibits the Architecture;

(iv)	exhibits the Pipeline Length;

(v)	is Single Issue;

(vi)	executes all instructions at an identical rate of cycles per instruction (“CPI”) to that specified in the Technical Reference Manual;

(vii)	implements the programmer’s model as identified in the “Architecture Reference Manual” (Published by Addison-Wesley);

(viii)	runs and passes the Functional Test Vectors;

(ix)	runs and passes the AVS; and

(x)	has been verified in accordance with the provisions of Section 3 of this Annex 1.

A.15	“Single Issue” means that only one instruction is issued for execution within the integer unit in any single clock cycle (where for the purposes of this definition clock means the clock that advances the pipeline).

A.16	“Synthesisable RTL” means the deliverables identified in Section 1 Part C Section 1 of this Annex 1.

A.17	“Synthesisable Core” means the ARM[***] Core licensed under this Annex 1.

A.18	“Technical Reference Manual” means the relevant technical reference manuals identified in Section 1 Part A Section 1 of this Annex 1

A.19	“Functional and Integration Test” means the relevant test files identified in Section 1 Part G of this Annex 1.

A.20	“Test Chip” means for each ARM Compliant Core a device which complies with the relevant Test Chip Documentation.

A.21	“Test Chip Documentation” means the relevant test chip specification identified in Section 1 Part J of this Annex 1.

A.22	“Test Chip Functional Test Vectors” means the test chip functional test vectors identified in Section 1 Part L of this Annex 1.

A.23	“Test Chip Synthesisable RTL” means the deliverables identified in Section 1 Part K Section 1 of this Annex 1.

A.24	“Test Chip Synthesis Scripts” means the deliverables identified in Section 1 Part K Section 2 of this Annex 1.

A.25	“Use” means in respect of the object code of the Models, the use of (including copying the object code of the Models to the extent that such copying is incidental to such use, including installation, backup and execution) the object code of the Models, or any part thereof. Use shall specifically exclude: (i) the translation, adaptation, arrangement or other alteration of the object code of the Models except as allowed by local legislation implementing Article 6 of the EC Directive on the legal protection of computer programs (91/250/EEC) and then only to the extent necessary to achieve interoperability of an independently created program with other programs; and (ii) the adapting or reverse compiling of the object code of the Models for the purpose of error correction

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

A.26	“Validation and Verification Environment” means the program files identified in Section 1 Part D of this Annex 1.

B.	Licence

B.1	Subject to the provisions of Clause 14 (Confidentiality) of the DLA and the provisions of this Section 2, ARM hereby grants, to LICENSEE, a non-transferable (subject to Clause 20.2 of the DLA), non-exclusive, worldwide licence for the Term to;

Technical Reference Documentation

(i)	use, copy, modify (solely to the extent necessary to reflect any permitted modifications in accordance with the provisions of this Clause B.1 or for incorporation into LICENSEE’s documentation), distribute and have distributed the Technical Reference Manuals;

ARM Compliant Core

(ii)	use and copy the Implementation and Integration Documentation for the sole purpose of design migration as further set forth in Clause C.1 (subject to the provisions of Clause 2.2 of the DLA) for the ARM Compliant Products;

(iii)	use and copy the AVS only for the purposes of designing, having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products and Test Chips;

(iv)	use, copy and modify the Synthesisable RTL (solely for the purposes of scan insertion, buffer insertion, timing closure, targeting standard cell libraries, direct instantiations of cells for speed and power optimisation, and use of LICENSEE specified BIST), only for the purposes of designing, having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products;

(v)	use, copy and modify the Implementation Scripts only for the purposes of designing, having designed (subject to the provisions of Clause 2.2 of the DLA), ARM Compliant Products;

(vi)	use, copy and modify the Functional and Integration Test only for the purposes of designing, having designed (subject to the provisions of Clauses 2.2), ARM Compliant Products

(vii)	use, copy and modify (solely for the purpose of and to the extent necessary to run the vectors on a simulator or tester) the Functional Test Vectors, only for the purposes of designing and having designed (subject to the provisions of Clauses 2.2), manufacturing and having manufactured (subject to the provisions of Clause 2.3 of the DLA), testing and having tested (subject to the provisions of Clause 2.5 of the DLA) ARM Compliant Products;

(viii)	use, copy and modify the Validation and Verification Environment only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products and Test Chips;

(ix)	manufacture and have manufactured (subject to the provisions of Clause 2.3 of the DLA) the Authorised Products created under the licences granted in Clauses B.1(i) to B.1 (viii) inclusive;

(x)	package and have packaged (subject to the provisions of Clause 2.4 of the DLA), Authorised Products manufactured under the licences granted in Clause B.1(ix);

(xi)	sell, supply and distribute encapsulated die of the Authorised Products which have been manufactured under the licences granted in Clause B.1(ix);

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Models

(xii)	copy and use, internally and for third party support purposes, the Models and related documentation;

(xiii)	use, reproduce and distribute, and sub-license (subject to the terms of an End User Licence) the Use of the object code of the Models, solely for the purpose of developing the ARM Compliant Products; and

(xiv)	modify, reproduce, use and distribute, in connection with the Models, the documentation related thereto.

(xv)	use, copy and modify; (a) the Test Chip Functional Test Vectors (solely for the purposes of and to the extent necessary to run the vectors on a simulator or tester; (b) the Test Chip Synthesisable RTL (solely for the purposes of scan insertion, buffer insertion, timing closure, targeting standard cell libraries, direct instantiations of cells for speed and power optimisation, and use of LICENSEE specified BIST and (c) the Test Chip Synthesis Scripts, only for the purposes of designing, having designed (subject to the provisions of Clause 2.2) Test Chips;

(xvi)	use and copy the Test Chip Documentation, only for the purposes of designing and having designed (subject to the provisions of Clauses 2.2 and 2.3 of the DLA) Test Chips;

(xvii)	manufacture and have manufactured (subject to the provisions of Clause 2.3 of the DLA) the Test Chips created under the licences granted in Clauses B.1(i) to B.1(viii).

C.	License Limitation

C.1	The purpose of this Annex is to allow LICENSEE to migrate its second Authorised Product (as defined in Clause 1.12 of the DLA) which is part number [***], from [***] technology to [***] technology. ARM hereby acknowledges that the [***] may at LICENSEE’s discretion have a different part number but shall be functionality unmodified from part [***] as per Clause A5(ii)(a)(3).

The license granted hereunder is granted solely to enable LICENSEE to exercise its rights under Clause 2.6, paragraph 2 of the DLA. [***] shall be due on the Annex Effective Date and payable in accordance with Clause 8.11 of the DLA by LICENSEE.

D.	Amendments to the OLA

D.1	LICENSEE hereby agrees that if; (a) an Authorised Foundry breaches the confidentiality provisions in Clause 2.3(i)(a) and 2.3(ii); or (b) a Designer breaches the confidentiality provisions in Clause 2.2(ii) and 2.2(iii), then LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including reasonable attorneys fees), suffered, incurred or sustained by ARM as a result of such breach.

D.2	For the purposes of this Annex 1 the provisions of Clauses 14.2—14.5 of the DLA shall be replaced with the following provisions:

Permitted Disclosure to Authorised Foundry

3.2	LICENSEE may disclose the (i) the ARM Technology marked “M” and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “M” has been recast, transformed or adapted; (ii) any GDSII created by or for LICENSEE from the synthesizable RTL licensed under this Annex 1 and (iii) any masks created from the GDSII by or for LICENSEE, to an Authorised Foundry pursuant to the exercise of any have manufactured rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this DLA, as the case may be, manufactured for LICENSEE by such third party and under a nondisclosure agreement containing substantially similar terms to this Clause 3, except that the confidentiality period for each deliverable shall be, at a minimum, of five (5) years from the date of disclosure.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Permitted Disclosure to Designers

3.3	LICENSEE may disclose the ARM Technology marked “D” in this Annex 1 and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “D” has been recast, transformed or adapted, to a Designer pursuant to the exercise of the have designed rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this DLA, as the case may be, designed for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 3, including the confidentiality period for each deliverable determined in accordance with the provisions of Clause 3.1.

Permitted Disclosure to Test Houses

3.4	LICENSEE may disclose (i) the ARM Technology marked “T” in this Annex 1 and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked T” has been recast, transformed or adapted; and (ii) any ATPG test vectors created by or for LICENSEE from the Synthesizable RTL (defined in this Annex 1), to a Test House pursuant to the exercise of the have tested rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this Annex, as the case may be, tested for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 3, except that the confidentiality period for each deliverable shall be, at a minimum, five (5) years from the date of disclosure.

D.3	The parties hereby agree that the provisions of Clauses 3, 4 and 5 of the DLA are not applicable in respect of the Qualified ARM Core licensed under this Annex 1, and accordingly shall not apply to this Annex 1.

D.4	For the purposes of this Annex 1 the provisions of Clause 15.1 of the DLA shall be replaced with the following provision:

15.1	ARM warrants to LICENSEE that the ARM Technology will be consistent with allowing a competent semiconductor manufacturer to manufacture products which substantially conform to the functionality described in the relevant technical reference manual. LICENSEE acknowledges that the process for converting the ARM Technology delivered to LICENSEE in to silicon necessarily involves the introduction and use of technology not delivered by ARM and accordingly ARM’s liability and LICENSEE’S sole remedy for breach of the warranty provided under this Clause 15.1 shall be as follows; if LICENSEE can demonstrate to ARM that any defect in the silicon developed using any ARM Technology is exclusively caused by a defect in the ARM Technology as delivered to LICENSEE then ARM shall use commercially reasonable efforts to correct any errors in the ARM Technology and deliver corrected ARM Technology to LICENSEE. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO BREACH OF THE WARRANTY PROVIDED IN THIS CLAUSE 15.1.

D.5	For the purposes of this Annex 1 the provisions of Clause 17.2 of the DLA shall be replaced with the following provision:

17.2	NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE DLA, THE MAXIMUM LIABILITY OF ARM TO LICENSEE IN AGGREGATE FOR ALL CLAIMS MADE AGAINST ARM IN CONTRACT TORT OR OTHERWISE UNDER OR IN CONNECTION WITH THE SUBJECT MATTER OF THIS ANNEX SHALL NOT EXCEED [***]. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

D.7	Prior to the distribution of any ARM Compliant Product the ARM Technology manufactured by or for LICENSEE under the licences granted in Section 2 of this Annex 1, LICENSEE shall verify such ARM Technology in accordance with the verification procedure set out in Section 3 of this Annex 1.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

E.	Special Conditions

Sun Java Hardware Acceleration

“Sun SCSL License Agreement” means any of; (i) a Sun Community Source License entered into between LICENSEE and Sun Microsystems Inc. for the Sun CLDC technology; or (ii) any license agreement entered into between LICENSEE and Sun Microsystems Inc. which expressly permits LICENSEE to share source code for the Sun CLDC technology with ARM for the Sun CLDC technology.

“Jazelle” means the extension to the ARM architecture that enables the execution of a subset of Java byte codes by an ARM core as accessed through the BXJ instruction.

E.1	LICENSEE acknowledges that the ARM Compliant Core incorporates hardware acceleration for Sun Microsystems Inc.’s (“Sun”) Java technology. Without prejudice to any limitations or restrictions set out in the licence grants in Clause B.1 above, LICENSEE agrees that unless LICENSEE has entered into and continues to enjoy the benefit of a Sun SCSL License Agreement, LICENSEE shall be subject to the following licensing restrictions;

A.	LICENSEE shall not; (i) carry out or procure any functional modification of any part of the ARM[***] Core to the extent that it includes, incorporates or implements Jazelle; or (ii) reverse engineer or use the ARM Technology licensed under this Annex for the purpose of implementing the whole or any part of a Java specification (where a Java specification means any “Final Release” of a “JSR” developed as part of the Java Community Process without first entering into a Sun SCSL License Agreement);

B.	LICENSEE agrees that Sun Microsystems Inc. shall be an intended third party beneficiary of the terms and conditions of this DLA solely for the purpose of enforcing the restrictions contained in A above; and

C.	If LICENSEE discloses or distributes any ARM Technology which includes, incorporates or implements Jazelle to a third party, except as ARM Compliant Products in the form of silicon, then such third party shall be made subject to the same restrictions as LICENSEE in A and B above.

F.	Disclosures

F.1	ARM hereby discloses the following against the warranty provided in Clause 15.3(iii) of the DLA;

On the 28th May 2002 ARM received notice that Nazomi Communications, Inc. (“Nazomi”) has filed a patent infringement suit against ARM alleging that the ARM Technology licensed under this Annex 1 infringes Nazomi’s United States patent #6,332,215.

G. Test Chip Restrictions -

G.1	No right is granted to LICENSEE to distribute or commercially exploit the Test Chips, or any technology contained therein (excluding the ARM Compliant Core) without obtaining a separate licence from ARM.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 3—DESIGN ID REQUEST FORM; VERIFICATION

DESIGN ID REQUEST FORM:

Not Applicable

VERIFICATION

V.1 Definitions

V.1.1	“Implementation” means, in respect of a microprocessor core, a unique physical layout for such microprocessor core.

V.1.2	“Post Layout Synthesized Netlist” means a post layout synthesized netlist incorporating the ARM Compliant Core which; (i) obeys the Timing Constraints File in respect of such synthesis; and (ii) includes back annotated delays derived from the physical layout.

V.1.3	“Timing Constraints File” means the timing constraints file determined by LICENSEE prior to final synthesis.

V.1.4	“Validation and Verification Confirmation” means the completed document in the form set out in Part D of Section 3 of this Annex 1.

V1.5	“Validation Deliverables” means together the AVS and the Verification and Validation Environment

V.2 Validation and Verification of ARM Compliant Core Implementation

V.2.1	For each Implementation of an ARM Compliant Core intended for incorporation in integrated circuits which will be distributed by or for LICENSEE, LICENSEE shall verify such Implementation by at least one of the following methods;

1.	Validation and verification by Equivalence Checking of RTL and Synthesized Netlist (See Part A)

2.	LICENSEE Specified validation and verification (See Part B)

3.	Validation and verification by Test Chip (See Part C)

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part A

Validation and Verification by Equivalence Checking of RTL and Synthesized Netlist

Methodology

Validation

V.A.1	Validate the configured Synthesisable RTL using the Validation Deliverables in accordance with the Implementation Guide and generate the validation log report (“Validation Logs”).

Verification

V.A.2	(i) use an equivalence checker to compare the Synthesisable RTL with the Post-Layout Synthesized Netlist and generate equivalence check log results (“RTL-Post Layout Equivalence Log Results”); (ii) simulate the Functional Test Vectors on the Post-Layout Synthesized Netlist and generate log results (“Post Layout Log Results”); and (iii) run static timing analysis on the Post-Layout Synthesized Netlist and generate log results (“STA Log Results”).

Delivery of Validation and Verification Confirmation

V.A.3	If the Validation Logs, RTL-Post Layout Equivalence Log Results, Post Layout Log Results and the STA Log Results (together the “Equivalence Log Results”) indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors), LICENSEE shall deliver a Verification Confirmation to ARM and ARM shall acknowledge, in writing, the receipt by ARM of the Verification Confirmation within ten (10) working days of its receipt by ARM.

Validation and Verification Criteria

V.A.4	The Implementation of the ARM Compliant Core shall be validated and verified when; (i) the Equivalence Log Results indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors); and (ii) LICENSEE has received confirmation of receipt of the relevant Validation and Verification Confirmation from ARM in accordance with the provisions of Clause V.A.3.

Records and Delivery of Equivalence Log Results

V.A.5	For each ARM Compliant Product incorporating an Implementation of the ARM Compliant Core, LICENSEE shall keep a copy of the Equivalence Log Results for such ARM Compliant Product and shall deliver, as soon as reasonably possible, copies of such records to ARM upon request from ARM. If ARM concludes that the Implementation of the ARM Compliant Core has not been validated and verified in accordance with the provisions of Clause V.A.4, then ARM shall indicate to LICENSEE the errors which ARM has detected and LICENSEE shall repeat the process prescribed in Clauses V.A.1- V.A.3.

Part B

LICENSEE Specified Validation and Verification

Methodology

V.B.1	Subject to V.B.4, use LICENSEE’S custom validation and verification flow.

V.B.2

If LICENSEE elects such validation and verification, LICENSEE shall, inform ARM in writing at least ninety (90) days prior to tape out of an ARM Compliant Product that LICENSEE wishes to use LICENSEE’S specified validation and verification flow and supply to ARM a copy of the proposed validation and verification flow (each a “Validation and Verification Flow”). Within 30 days of the receipt of the Validation

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

and Verification Flow ARM shall notify LICENSEE in writing whether the Validation and Verification Flow has been accepted by ARM. If accepted by ARM, LICENSEE shall validate and verify such ARM Compliant Products using the Validation and Verification Flow. If after acceptance of the Validation and Verification Flow by ARM, LICENSEE wishes to modify the Validation and Verification Flow LICENSEE shall submit the modified Validation and Verification Flow to ARM for re-acceptance prior to validating and verifying the relevant Synthesisable ARM Compliant Core.

V.B.3	If ARM rejects either the Validation and Verification Flow or any modified Validation and Verification Flows, ARM shall provide LICENSEE with written reasons for such rejection together with any required, changes LICENSEE may resubmit the Validation and Verification Flow or any modified versions thereof to ARM for acceptance.

Default

V.B.4	If ARM fails to accept the Validation and Verification Flow LICENSEE shall validate and verify the Post Layout Synthesized Netlist in accordance with one of the other methods set out in Clause V.2.1.

Part C

Validation and Verification by Test Chip

Methodology

Validation

V.C.1	Validate the configured RTL using the Validation Deliverables in accordance with the Implementation Guide and generate the validation log report (“Validation Logs”).

Verification

V.C.2	Design (or have designed) and manufacture (or have manufactured) a Test Chip and run on such test chip; (i) the Test Chip Functional Test Vectors to generate a results log (“Test Chip Test Vector Log Results”).

Delivery of Test Chips

V.C.3	After the Test Chip Test Vector Log Results indicate that no errors have been detected (or the parties have jointly agreed in good faith, a waiver in respect of any errors, LICENSEE shall deliver the Test Chip Test Vector Log Results and five (5) tested samples of the Test Chip to ARM. As soon as reasonably possible following receipt by ARM of the five (5) Test Chip samples, ARM shall run the Test Chip silicon validation software to generate a results log (“Test Chip Validation Log Results”) and provide to licensee (i) notice of verification of the Implementation in accordance with the provisions of Clause V.C.4 or (ii) error logs of any verification failures.

Validation and Verification Criteria

V.C.4	The ARM Compliant Core shall be verified when; (i) the Validation Logs indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors); and (ii) the Test Chip Test Vector Log Results for the Implementation indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors); and (iii) LICENSEE has received notice of verification of the Implementation from ARM in accordance with the provisions of Clause V.C.5.

Notice of Validation and Verification

V.C.5	ARM shall notify LICENSEE, in writing, within thirty (30) days of delivery by LICENSEE of the Test Chip samples to ARM, whether such Test Chip has been verified or has failed the validation and verification process. In the event that any Test Chip fails the process, ARM shall provide details of the errors that cause the failure to LICENSEE and LICENSEE shall endeavour to correct the errors. The parties shall repeat the above process until either; (i) the Test Chip is validated and verified; or (ii) LICENSEE withdraws the Test Chip from the validation and verification process. In the event that ARM fails to report the result of the validation and verification process within the Verification Period, the Test Chip subject to the verification process shall be deemed verified.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part D

Validation and Verification Confirmation

Validation and Verification in accordance with Section 3 Part A

1.	Equivalence checking

Description of process applied	Tool(s) used	Completed (Tick)
ARM Compliant Core RTL to post-layout netlist *
* Process can be performed in one step or using several intermediate steps

2. STA on Post-Layout Synthesized Netlist

Description of process applied	Tool(s) used	Completed (Tick)
Post-layout netlist

3. Test Vector Simulations on Post-Layout Synthesized Netlist
Description of process applied	Tool(s) used	Completed (Tick)
Functional Test Vectors (file names)

Verification in accordance with Section 3 Part B

Depending upon agreed verification methodology.

Partner
Partner Contact
Core Name and Revision
Date
Signature

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 4—SUPPORT AND MAINTENANCE PERIODS AND LIMITATION

SUPPORT AND MAINTENANCE PERIOD

In respect of the Authorised Product licensed under this Annex, ARM shall provide Support (as defined in Clause 11 of the DLA) and Maintenance (as defined in Clause 10 of the DLA) for the period ending two years from payment to ARM of the Design Fee (set out in Schedule 5 of the DLA)for the ARM[***].

SUPPORT LIMITATIONS

In respect of the Authorised Product licensed under this Annex, ARM shall provide a maximum number of 8 Man Days support during the Support and Maintenance Period. 1 Man Day shall mean 7  1/2 hours.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 5—TRAINING REQUIREMENT AND CONSULTING SERVICES

TRAINING—NOT APPLICABLE

CONSULTING SERVICES

ARM shall provide to LICENSEE two consecutive weeks of on-site consulting services at a facility located within the San Francisco Bay area for a fee of [ *** ] (the “Consulting Fee”). The Consulting Fee shall cover of the cost of having on-site one ARM engineer to assist LICENSEE with the harding of the ARM Technology who shall work 5 business days per week, 7  1/2 hours per day. The Consulting Fee also includes the consultants travel and living expenses. LICENSEE and ARM shall mutually agree the start date of such consulting services.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 6—TRADEMARKS

Trademark	Registered/ Unregistered

Part A

ARM w/bar [logo] Exhibit A	Registered

Part B

ARM Powered [logo] Exhibit B	Registered

Part C

ARM [logo] Exhibit C	Registered

Part D

ARM Connect Community Partner [logo] Exhibit D	Unregistered

Part E

ARM	Registered
ARM926EJ-S	Unregistered

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 7—TERM

Unless terminated earlier in accordance with the provisions of Clause 18 of the DLA, this Annex 1 shall continue in force for a period of [***] from the Annex Effective Date.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 8—FEES AND ROYALTIES

FEES

Licence Fees

NOT APPLICABLE

Support and Maintenance Fees

NOT APPLICABLE

ROYALTIES

Currency:	US Dollars

Currency Conversion:	ASP in any currency other than US$ shall be converted to ASP in US$ using the average local currency/US$ exchange rate over the Quarter as published by the US Federal Reserve [see http://www.federalreserve.gov/releases/g5/]

Due:	At the end of each Quarter

Payable:	In accordance with the provisions of Clause 8.11 of the DLA.

Calculation:

For each unit of ARM Compliant Product distributed by LICENSEE, LICENSEE shall pay a Royalty determined from the following table:

Royalty Rate

Cumulative Number of ARM Based Products distributed	Royalty per unit of ARM Based Product ($U.S)
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

In an ARM Compliant Product with more than one ARM core embedded into the same piece of silicon, a royalty multiplying factor shall be applied as shown in the table below.

Number of ARM cores Embedded on Same Piece of Silicon	Multiplier
1	[ *** ]
2	[ *** ]
3	[ *** ]
4	[ *** ]
>4	[ *** ]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

To calculate the royalty payable, the total royalty for all of the cores on the ARM Compliant Product must be added together and then multiplied by the Royalty Multiplier.

If there are multiple cores of different ARM families on the same ARM compliant product then those cores which have the highest royalty are added up until a maximum number of five cores, and the royalty multiplier is then applied.

Example 1:

[***]

[***]

Example 2:

[***]

[***]

ROYALTY REPORT

Form of Royalty Report

Send to:	The address for ARM set out in the DLA via first class mail and to royaltyreports@arm.com via email.

Table 1

Part Number	Intended Application	Number of Units of ARM Compliant Product distributed by LICENSEE in Quarter	ASP(US$)	Applicable Royalty Rate	Royalty Due

			$XXX	X%	$XXX

			$XXX	X%	$XXX

Table 2

Part Number	Intended Application	Estimated Number of Units of ARM Compliant Product distributed by LICENSEE in Next Calendar Quarter	ASP (US$)	Applicable Royalty Rate	Royalty Due

			$XXX	X%	$XXX

			$XXX	X%	$XXX

The information provided in Table 2 shall be non-binding, supplied in good faith and treated as LICENSEE’S Confidential Information.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 9—MARKETING

Not Applicable

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 10—END USER LICENCE

Spreadtrum Communications, Inc. (“LICENSOR”) hereby grants and the LICENSEE hereby accepts a non transferable and nonexclusive licence to use the Model solely for the purpose of developing a product which incorporates a CPU manufactured under LICENSOR’s licence from ARM (“Purpose”), under the following terms and conditions:

1.	Ownership. The Model is the property of ARM LIMITED and/or its licensors. The LICENSEE acquires no title, right or . . . . interest in the Model other than the licence rights granted herein.

2.	Use. The LICENSEE may use the Model on any one computer at one time except that the Model may be executed from a common disc shared by multiple CPUs provided that one authorised copy of the Model has been licensed from LICENSOR for each CPU concurrently executing the Model.

LICENSEE shall not reverse engineer, decompile or disassemble the Model, in whole or in part.

LICENSEE shall only be permitted to use the Model for the Purpose.

LICESENSOR hereby authorises LICENSEE to concurrently use up to a maximum number of [            ] copies of the Model

3.	Copies. Except as provided in Clause 2, LICENSEE may make copies of the Model for back-up and archival purposes only. All copies of the Model must bear the same notice(s) contained on the original copies supplied by LICENSOR.

4.	Model Limited Warranty. LICENSOR warrants that the disks containing the Model shall be free from defects and workmanship under normal use and the programs will perform in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. Any written or oral information or advice given by LICENSOR distributors, agents or employees will in no way increase the scope of this warranty. LICENSOR’s entire liability and the LICENSEE’s exclusive remedy will be, at LICENSOR’s sole option, to replace the disk or to use LICENSOR’s reasonable efforts to make the Model meet the warranty set forth above. Any replacement Model will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. The LICENSEE agrees that the supply of the Model does not include updates and upgrades, which may be available from LICENSOR under a separate support agreement.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT OR THE FURNISHING, PERFORMANCE, OR USE OF ANY MODEL LICENSED HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MAXIMUM LIABILITY OF LICENSOR SHALL BE LIMITED TO REFUND OF THE FEES PAID BY LICENSEE (IF ANY) FOR THE MODEL.

5.	Assignment of the Agreement. This Agreement and any license granted hereunder to the LICENSEE may not be assigned, sub-licensed or otherwise transferred by the LICENSEE to any third party

6.	Term and Termination. Unless terminated in accordance with the provisions of this Clause 6, this Agreement and licenses granted hereunder shall continue in force until completion of the Purpose. LICENSOR may terminated this Agreement by written notice to the LICENSEE in the event of a breach by LICENSEE of any provisions of this Agreement.

Upon expiration or termination of this Agreement, the LICENSEE shall refrain from any further use of the Model, and LICENSEE shall either return or destroy and copies of the Model in it’s possession at the date of expiration of termination as applicable.

7.	Applicability. The limitations and exclusions above may not apply in certain countries or states where they conflict with local law. In cases where such a conflict exists the local law shall prevail and the remaining provisions of the Agreement shall remain in full force and effect.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

IN WITNESS WHEREOF the parties have caused this Annex 1 to be signed by their duly authorised representative:

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY:		BY:

NAME:	Paul Elbro	NAME:	HARRY QIN
TITLE:	Director, ARM Services Division	TITLE:	VP, Marketing
DATE:	22/3/06	DATE:	03/11/2006

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

AMENDMENT TO ANNEX 1 OF

THE DESIGN LICENCE AGREEMENT

BETWEEN ARM LIMITED

AND SPREADTRUM COMMUNICATIONS, INC.

This Amendment (“Amendment”) serves to amend the Annex 1 for the ARM[***] Core dated 22nd March 2006 (“Annex 1” contract no: LEC-ANX-00279) to the Design License Agreement between ARM Limited (“ARM”) and Spreadtrum Communications, Inc. (“Spreadtrum”) dated 15th October 2001 (the “DLA” contract no: LEC-DLA-00022). The effective date of this Amendment shall be the 9 of June 2006.

Whereas, the parties wish to add deliverables to Annex 1 for the ARM[***].

Now, Therefore, for good and valuable consideration, the parties hereby agree to amend the Annex 1 as follows:

1.	The following new deliverables are hereby added to Section 1, Part H:

Part number	Description	Disclosure	Simulator	Platform	Delivery Date
[***]	[***]	[***]	[***]	Solaris	Effective Date+ 10 Days
[***]	[***]	[***]	[***]	Linux	Effective Date + 10 Days

In Witness Whereof, the parties have caused this Amendment to Annex 1 to be executed by their duly authorized representatives:

Accepted and Agreed to:

ARM LIMITED:		SPREADTRUM COMMUNICATIONS, INC.:

By:		By:
Name:	Warren East	Name:	HARRY QIN
Title:	Chief Executive Officer	Title:	VP, MKT LBO
Date:		Date:	06/05/2006

1

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

ANNEX 1

SPREADTRUM COMMUNICATIONS, INC.

ARM[***] CORE

DLA Number	LEC-DLA-00022-V6.0
Legal Counsel	AP
Annex Effective Date	September 30, 2006

This Annex, when signed by both parties, shall form part of and be incorporated into the Design License Agreement (“DLA”) between the parties (document reference as identified in the table above). Solely for the purposes of interpretation of the DLA with respect to this Annex, to the extent that the provisions contained in this Annex conflict with any of the provisions of the DLA the provisions contained in this Annex shall prevail over and shall supersede the conflicting provisions in the DLA.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 1 - ARM TECHNOLOGY

Key to Disclosure Rights

D	CONFIDENTIAL except disclosure permitted to “Designers” in accordance with Clause 14 of the DLA
M	CONFIDENTIAL except disclosure permitted to “Manufacturers” in accordance with Clause 14 of the DLA
T	CONFIDENTIAL except disclosure permitted to “Test Houses” in accordance with Clause 14 of the DLA
N	NON-CONFIDENTIAL but disclosure may be subject to license restrictions

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 2 - LICENCE AND SPECIAL CONDITIONS

A.	Definitions

A.1	“Architecture” means the architecture identified in Section 1 Part I of this Annex 1.

A.2	“ARM Compliant Core” means the ARM[***] microprocessor core as described and identified in the Technical Reference Manual and which;

(i)	executes each and every instruction in the ARM Instruction Set;

(ii)	executes no additional instructions to those contained in the ARM Instruction Set;

(iii)	exhibits the Architecture;

(iv)	exhibits the Pipeline Length;

(v)	is Single Issue;

(vi)	executes all instructions at an identical rate of cycles per instruction (“CPI”) to that specified in the Technical Reference Manual;

(vii)	implements the programmer’s model as identified in the Architecture Documentation listed in Section 1 Part A;

(viii)	runs and passes the Functional Test Vectors;

(ix)	runs and passes the AVS; and

(x)	has been verified in accordance with the provisions of Section 3 of this Annex 1.

A.3	“ARM Compliant Product” means an integrated circuit incorporating an ARM Compliant Core.

A.4	“ARM[***] Instruction Set” means the ARM[***] instruction sets as described and identified in the ARM Architecture Reference Manual ARM [***].

A.5	“ARM Instruction Set” means the instruction set identified in Section 1 Part I of this Annex 1.

A.6	“ARM Technology” means any or all, as the context admits, of the technology identified in Section 1 of this Annex

A.7	“Authorised Product” means:

(i)	an unlimited number of units of a single design for an ARM Compliant Product which has been taped out and given a unique part number; and

(ii)	an unlimited number of units of any derivatives of the ARM Compliant Products referred to in Clause A.7(i), provided that:

(a)	such derivatives result only from any or all of the following modifications; (1) the implementation by LICENSEE of an Update delivered by ARM to some or all of the Arm Compliant Product; (2) the correction of errors in such ARM Compliant Products to achieve conformance with the original specification for such design; and (3) a version of such ARM Compliant Product that has been ported to a different set of process design rules but is otherwise functionally unmodified (except to the extent accommodated by this definition); and

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

(b)	except as provided below, no more than one such derivative for the ARM Compliant Product referred to in Clause A.7(i) is being manufactured for LICENSEE at any time. LICENSEE shall be permitted to concurrently manufacture the derivative and the design from which such derivative was derived; (i) indefinitely if the derivative is a result of Clause A.7(ii)(a)(1) or Clause A.7(ii)(a)(2); and (ii) if the derivative is a result of Clause A. 7(ii)(a)(3), then for a period of twelve (12) months from the date of first manufacture of the new derivative

A.8	“AVS” means the ARM architectural validation suite identified in Section 1 Part E of this Annex 1.

A.9	“Designer” means any entity sub-contracted by LICENSEE to provide design resource to LICENSEE.

A.10	“End User Licence” means a license agreement substantially in the form set out in Section 10 of this Annex 1.

A.11	“Functional and Integration Test” means the relevant test files identified in Section 1 Part G of this Annex 1.

A.12	“Functional Test Vectors” means the functional test vectors identified in Section 1 Part F of this Annex 1.

A.13	“Harvard Architecture” means a microprocessor architecture which dictates that the address and data buses for instruction fetches and for data load/store operations are separate and access separate memories for program instructions and program data.

A.14	“Implementation and Integration Documentation” means the documentation identified in Section 1 Part B of this Annex 1.

A.15	“Implementation Scripts” means the deliverables identified in Section 1 Part C Section 2 of this Annex 1.

A.16	“Models” means; (i) the design simulation models identified in Section 1 Part H; and (ii) any other design simulation model for the ARM[***] microprocessor core which is generally available from ARM subject to; (a) receipt by ARM of a purchase order from LICENSEE requesting such design simulation model expressly subject to the terms and conditions of this Agreement; and (b) the payment by LICENSEE to ARM of the then current fee for such design simulation model as quoted by ARM from time to time.

A.17	“Pipeline Length” means the number of clocked stages through which each single-cycle instruction must pass to complete the execution of such instruction and identified in Section 1 Part I of this Annex 1.

A.18	“RTL Test Benches” means the program files identified in Section 1 Part D of this Annex 1.

A.19	“Single Issue” means that only one instruction is issued for execution within the integer unit in any single clock cycle (where for the purposes of this definition clock means the clock that advances the pipeline).

A.20	“Synthesisable RTL” means the deliverables identified in Section 1 Part C Section 1 of this Annex 1.

A.21	“Technical Reference Manual” means the relevant technical reference manuals identified in Section 1 Part A Section 1 of this Annex 1

A.22	“Use” means in respect of the object code of the Models, the use of (including copying the object code of the Models to the extent that such copying is incidental to such use, including installation, backup and execution) the object code of the Models, or any part thereof. Use shall specifically exclude: (i) the translation, adaptation, arrangement or other alteration of the object code of the Models except as allowed by local legislation implementing Article 6 of the EC Directive on the legal protection of computer programs (91/250/EEC) and then only to the extent necessary to achieve interoperability of an independently created program with other programs; and (ii) the adapting or reverse compiling of the object code of the Models for the purpose of error correction

B.	Licence

B.1	Subject to the provisions of Clause 14 (Confidentiality) of the DLA and the provisions of this Section 2, ARM hereby grants, to LICENSEE, a non-transferable (subject to Clause 20.2 of the DLA), non-exclusive, worldwide licence for the Term to;

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Technical Reference Documentation

(i)	use, copy, modify (solely to the extent necessary to reflect any permitted modifications in accordance with the provisions of this Clause B.1 or for incorporation into LICENSEE’s documentation), distribute and have distributed the Technical Reference Manuals;

ARM Compliant Core

(ii)	use and copy the Implementation and Integration Documentation for the sole purpose of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) for the ARM Compliant Products;

(iii)	use and copy the AVS only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products and Test Chips;

(iv)	use, copy and modify the Synthesisable RTL (solely for the purposes of scan insertion, buffer insertion, timing closure, targeting standard cell libraries, direct instantiations of cells for speed and power optimisation, and use of LICENSEE specified BIST), only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products;

(v)	use, copy and modify the Implementation Scripts only for the. purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA), ARM Compliant Products;

(vi)	use, copy and modify the Functional and Integration Test only for the purposes of designing and having designed (subject to the provisions of Clauses 2.2), ARM Compliant Products

(vii)	use, copy and modify (solely for the purpose of and to the extent necessary to run the vectors on a simulator or tester) the Functional Test Vectors, only for the purposes of designing and having designed (subject to the provisions of Clauses 2.2), manufacturing and having manufactured (subject to the provisions of Clause 2.3 of the DLA), testing and having tested (subject to the provisions of Clause 2.5 of the DLA) ARM Compliant Products;

(viii)	use, copy and modify the RTL Test Benches only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products and Test Chips;

(ix)	manufacture and have manufactured (subject to the provisions of Clause 2.3 of the DLA) one (1) Authorised Product created under the licences granted in Clauses B.1(i) to B.1 (viii) inclusive;

(x)	package and have packaged (subject to the provisions of Clause 2.4 of the DLA), one (1) Authorised Product manufactured under the licences granted in Clause B.1(ix);

(xi)	sell, supply and distribute encapsulated die of one (1) Authorised Product which has been manufactured under the licences granted in Clause B.1(ix);

Models

(xii)	copy and use, internally and for third party support purposes, the Models and related documentation;

(xiii)	use, reproduce and distribute, and sub-license (subject to the terms of an End User Licence) the Use of the object code of the Models, solely for the purpose of developing the ARM Compliant Products; and

(xiv)	modify, reproduce, use and distribute, in connection with the Models, the documentation related thereto.

C.	Special Conditions

Sun Java Hardware Acceleration

“Sun SCSL License Agreement” means any of; (i) a Sun Community Source License entered into between LICENSEE and Sun Microsystems Inc for the Sun CLDC technology; or (ii) any license agreement entered into between LICENSEE and Sun Microsystems Inc which expressly permits LICENSEE to share source code for the Sun CLDC technology with ARM for the Sun CLDC technology.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

“Jazelle” means the extension to the ARM architecture that enables the execution of a subset of Java byte codes by an ARM core as accessed through the BXJ instruction.

C.1	LICENSEE acknowledges that the ARM Compliant Core incorporates hardware acceleration for Sun Microsystems Inc.’s (“Sun”) Java technology. Without prejudice to any limitations or restrictions set out in the licence grants in Clause B.1 above, LICENSEE agrees that unless LICENSEE has entered into and continues to enjoy the benefit of a Sun SCSL License Agreement, LICENSEE shall be subject to the following licensing restrictions;

A.	LICENSEE shall not; (i) carry out or procure any functional modification of any part of the ARM[***] Core to the extent that it includes, incorporates or implements Jazelle; or (ii) reverse engineer or use the ARM Technology licensed under this Annex for the purpose of implementing the whole or any part of a Java specification (where a Java specification means any “Final Release” of a “JSR” developed as part of the Java Community Process without first entering into a Sun SCSL License Agreement;

B.	LICENSEE agrees that Sun Microsystems Inc. shall be an intended third party beneficiary of the terms and conditions of this DLA solely for the purpose of enforcing the restrictions contained in A above; and

C.	If LICENSEE discloses or distributes any ARM Technology which includes, incorporates or implements Jazelle to a third party, except as ARM Compliant Products in the form of silicon, then such third party shall be made subject to the same restrictions as LICENSEE in A and B above.

Disclosures

C.2	ARM hereby discloses the following against the warranty provided in Clause 15.3(ii) of the DLA;

On the 28th May 2002 ARM received notice that Nazomi Communications, Inc. (“Nazomi”) has filed a patent infringement suit against ARM alleging that the ARM Technology licensed under this Annex 1 infringes Nazomi’s United States patent #6,332,215.

D.	Amendments to the DLA

D.1	For the purposes of this Annex 1, Clause 1.11 of the DLA shall be replaced with the following:

“1.11	Authorised Foundry” means the entity sub-contracted by LICENSEE to manufacture integrated circuits for LICENSEE.”

D.2	LICENSEE hereby agrees that if; (a) an Authorised Foundry breaches the confidentiality provisions in Clause 2.3(i)(a) and 2.3(ii); or (b) a Designer breaches the confidentiality provisions in Clause 2.2(ii) and 2.2(iii), then LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including reasonable attorneys fees), suffered, incurred or sustained by ARM as a result of such breach.

D.3	For the purposes of this Annex 1 the provisions of Clauses 14.3 -14.5 of the DLA shall be replaced with the following provisions and new Clause 14.8 shall be added:

Permitted Disclosure to Authorised Foundry

14.3	LICENSEE may disclose the (i) the ARM Technology marked “M” and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “M” has been recast, transformed or adapted; (ii) any GDSII created by or for LICENSEE from the synthesizable RTL licensed under this Annex 1 and (iii) any masks created from the GDSII by or for LICENSEE, to an Authorised Foundry pursuant to the exercise of any have manufactured rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this DLA, as the case may be, manufactured for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 14, except that the confidentiality period for each deliverable shall be, at a minimum, of five (5) years from the date of disclosure.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Permitted Disclosure to Designers

14.4	LICENSEE may disclose the ARM Technology marked “D” in this Annex 1 and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “D” has been recast, transformed or adapted, to a Designer pursuant to the exercise of the have designed rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this DLA, as the case may be, designed for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 14, including the confidentiality period for each deliverable determined in accordance with the provisions of Clause 14.1.

Permitted Disclosure to Test Houses

14.5	LICENSEE may disclose (i) the ARM Technology marked “T” in this Annex 1 and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “T” has been recast, transformed or adapted; and (ii) any ATPG test vectors created by or for LICENSEE from the Synthesizable RTL (defined in this Annex 1), to a Test House pursuant to the exercise of the have tested rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this Annex, as the case may be, tested for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 14, except that the confidentiality period for each deliverable shall be, at a minimum, five (5) years from the date of disclosure.

D.4	The parties hereby agree that the provisions of Clauses 3, 4 and 5 of the DLA are not applicable in respect of the Qualified ARM Core licensed under this Annex 1, and accordingly shall not apply to this Annex 1.

D.5	For the purposes of this Annex 1 the provisions of Clause 15.1 of the DLA shall be replaced with the following provision:

15.1	ARM warrants to LICENSEE that the ARM Technology will be consistent with allowing a competent semiconductor manufacturer to manufacture products which substantially conform to the functionality described in the relevant technical reference manual. LICENSEE acknowledges that the process for converting the ARM Technology delivered to LICENSEE in to silicon necessarily involves the introduction and use of technology not delivered by ARM and accordingly ARM’s liability and LICENSEE’s sole remedy for breach of the warranty provided under this Clause 15.1 shall be as follows; if LICENSEE can demonstrate to ARM that any defect in the silicon developed using any ARM Technology is exclusively caused by a defect in the ARM Technology as delivered to LICENSEE then ARM shall use commercially reasonable efforts to correct any errors in the ARM Technology and deliver corrected ARM Technology to LICENSEE. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO BREACH OF THE WARRANTY PROVIDED IN THIS CLAUSE 15.1.

D.6	For the purposes of this Annex 1 the provisions of Clause 17.2 of the DLA shall be replaced with the following provision:

17.2.	NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE DLA, THE MAXIMUM LIABILITY OF ARM TO LICENSEE IN AGGREGATE FOR ALL CLAIMS MADE AGAINST ARM IN CONTRACT TORT OR OTHERWISE UNDER OR IN CONNECTION WITH THE SUBJECT MATTER OF THIS ANNEX SHALL NOT EXCEED $750,000. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

D.7	Prior to the distribution of any ARM Compliant Product manufactured by or for LICENSEE under the licences granted in Section 2 of this Annex 1, LICENSEE shall verify such ARM Technology in accordance with the verification procedure set out in Section 3 of this Annex 1.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 3 – DESIGN ID REQUEST FORM; VERIFICATION

DESIGN ID REQUEST FORM:

Not Applicable

VERIFICATION

V.1	Definitions

V.1.1	“Implementation” means, in respect of a microprocessor core, a unique physical layout for such microprocessor core.

V.1.2	“Post Layout Synthesized Netlist” means a post layout synthesized netlist incorporating the ARM Compliant Core which; (i) obeys the Timing Constraints File in respect of such synthesis; and (ii) includes back annotated delays derived from the physical layout.

V.1.3	“Timing Constraints File” means the timing constraints file determined by LICENSEE prior to final synthesis.

V.1.4	“Validation and Verification Confirmation” means the completed document in the form set out in Part C of Section 3 of this Annex 1.

V1.5	“Validation Deliverables” means together the AVS and the RTL Test Benches.

V.2	Validation and Verification of ARM Compliant Core Implementation

V.2.1	For each Implementation of an ARM Compliant Core intended for incorporation in integrated circuits which will be distributed by or for LICENSEE, LICENSEE shall verify such Implementation by at least one of the following methods;

1.	Validation and verification by Equivalence Checking of RTL and Synthesized Netlist (See Part A)

2.	LICENSEE Specified validation and verification (See Part B)

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part A

Validation and Verification by Equivalence Checking of RTL and Synthesized Netlist

Methodology

Validation

V.A.1	Validate the configured Synthesisable RTL using the Validation Deliverables in accordance with the Implementation Guide and generate the validation log report (“Validation Logs”).

Verification

V.A.2	(i) use an equivalence checker to compare the Synthesisable RTL with the Post-Layout Synthesized Netlist and generate equivalence check log results (“RTL-Post Layout Equivalence Log Results”); (ii) simulate the Functional Test Vectors on the Post-Layout Synthesized Netlist and generate log results (“Post Layout Log Results”); and (iii) run static timing analysis on the Post-Layout Synthesized Netlist and generate log results (“STA Log Results”).

Delivery of Validation and Verification Confirmation

V.A.3	If the Validation Logs, RTL-Post Layout Equivalence Log Results, Post Layout Log Results and the STA Log Results (together the “Equivalence Log Results”) indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors), LICENSEE shall deliver a Verification Confirmation to ARM and ARM shall acknowledge, in writing, the receipt by ARM of the Verification Confirmation within ten (10) working days of its receipt by ARM.

Validation and Verification Criteria

V.A.4	The Implementation of the ARM Compliant Core shall be validated and verified when; (i) the Equivalence Log Results indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors); and (ii) LICENSEE has received confirmation of receipt of the relevant Validation and Verification Confirmation from ARM in accordance with the provisions of Clause V.A.3.

Records and Delivery of Equivalence Log Results

V.A.5	For each ARM Compliant Product incorporating an Implementation of the ARM Compliant Core, LICENSEE shall keep a copy of the Equivalence Log Results for such ARM Compliant Product and shall deliver, as soon as reasonably possible, copies of such records to ARM upon request from ARM. If ARM concludes that the Implementation of the ARM Compliant Core has not been validated and verified in accordance with the provisions of Clause V.A.4, then ARM shall indicate to LICENSEE the errors which ARM has detected and LICENSEE shall repeat the process prescribed in Clauses V.A.1- V.A.3.

Part B

LICENSEE Specified Validation and Verification

Methodology

V.B.1	Subject to V.B.4, use LICENSEE’s custom validation and verification flow.

V.B.2

If LICENSEE elects such validation and verification, LICENSEE shall, inform ARM in writing at least ninety (90) days prior to tape out of an ARM Compliant Product that LICENSEE wishes to use LICENSEE’s specified validation and verification flow and supply to ARM a copy of the proposed validation and verification flow (each a “Validation and Verification Flow”). Within 30 days of the receipt of the Validation

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

and Verification Flow ARM shall notify LICENSEE in writing whether the Validation and Verification Flow has been accepted by ARM. If accepted by ARM, LICENSEE shall validate and verify such ARM Compliant Products using the Validation and Verification Flow. If after acceptance of the Validation and Verification Flow by ARM, LICENSEE wishes to modify the Validation and Verification Flow LICENSEE shall submit the modified Validation and Verification Flow to ARM for re-acceptance prior to validating and verifying the relevant Synthesisable ARM Compliant Core.

V.B.3	If ARM rejects either the Validation and Verification Flow or any modified Validation and Verification Flows, ARM shall provide LICENSEE with written reasons for such rejection together with any required changes. LICENSEE may resubmit the Validation and Verification Flow or any modified versions thereof to ARM for acceptance.

Default

V.B.4	If ARM fails to accept the Validation and Verification Flow LICENSEE shall validate and verify the Post Layout Synthesized Netlist in accordance with one of the other methods set out in Clause V.2.1.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part C

Validation and Verification Confirmation

Validation and Verification in accordance with Section 3 Part A

1.	Equivalence checking

Description of process applied	Tool(s) used	Completed (Tick)
ARM Compliant Core RTL to post-layout netlist *

*	Process can be performed in one step or using several intermediate steps

2.	STA on Post-Layout Synthesized Netlist

Description of process applied	Tool(s) used	Completed (Tick)
Post-layout netlist

3.	Test Vector Simulations on Post-Layout Synthesized Netlist

Description of process applied	Tool(s) used	Completed (Tick)
Functional Test Vectors (file names)

Verification in accordance with Section 3 Part B

Depending upon agreed verification methodology.

Partner
Partner Contact
Core Name and Revision
Date
Signature

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 4 - SUPPORT AND MAINTENANCE PERIODS AND LIMITATION

Support and Maintenance Period

In consideration for the payment of each annual Support and Maintenance Fee set out in Section 8, ARM shall provide one (1) year of Support and Maintenance for the ARM Technology licensed under this Annex 1.

Support Limitations

ARM shall provide a maximum of seventeen (17) person days of Support per annum.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 5 - TRAINING

NOT APPLICABLE.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 6 - TRADEMARKS

Trademark	Registered/ Unregistered

Part A

ARM w/bar [logo] Exhibit A	Registered

Part B

ARM Powered [logo] Exhibit B	Registered

Part C

ARM [logo] Exhibit C	Registered

Part D

ARM Connect Community Partner [logo] Exhibit D	Unregistered

Part E

ARM	Registered
ARM[***]	Unregistered

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 7 - TERM

Unless terminated earlier in accordance with the provisions of Clause 17 of the DLA, this Annex 1 shall continue in force for the continuance of the DLA.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 8 - FEES AND ROYALTIES

FEES

Licence Fees

Licence Fees

Fee (Descriptor)	US$
	Due	Payable	Due Date (Invoice Date)
[***]	[***]	[***]	[***]

Support and Maintenance Fees

Support and Maintenance Period	Fee (US$) (*)	Invoice Date
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

ROYALTIES

AS SET OUT IN SCHEDULE 3 OF THE DLA

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 9 - MARKETING

Not Applicable

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 10 – END USER LICENCE

Spreadtrum Communications, Inc. (“LICENSOR”) hereby grants and the LICENSEE hereby accepts a non transferable and non-exclusive licence to use the Model solely for the purpose of developing a product which incorporates a CPU manufactured under LICENSOR’s licence from ARM (“Purpose”), under the following terms and conditions:

1.	Ownership. The Model is the property of ARM LIMITED and/or its licensors. The LICENSEE acquires no title, right or interest in the Model other than the licence rights granted herein.

2.	Use. The LICENSEE may use the Model on any one computer at one time except that the Model may be executed from a common disc shared by multiple CPUs provided that one authorised copy of the Model has been licensed from LICENSOR for each CPU concurrently executing the Model.

LICENSEE shall not reverse engineer, decompile or disassemble the Model, in whole or in part.

LICENSEE shall only be permitted to use the Model for the Purpose.

LICESENSOR hereby authorises LICENSEE to concurrently use up to a maximum number of [        ] copies of the Model

3.	Copies. Except as provided in Clause 2, LICENSEE may make copies of the Model for back-up and archival purposes only. All copies of the Model must bear the same notice(s) contained on the original copies supplied by LICENSOR.

4.	Model Limited Warranty. LICENSOR warrants that the disks containing the Model shall be free from defects and workmanship under normal use and the programs will perform in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. Any written or oral information or advice given by LICENSOR distributors, agents or employees will in no way increase the scope of this warranty. LICENSOR’s entire liability and the LICENSEE’s exclusive remedy will be, at LICENSOR’s sole option, to replace the disk or to use LICENSOR’s reasonable efforts to make the Model meet the warranty set forth above. Any replacement Model will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. The LICENSEE agrees that the supply of the Model does not include updates and upgrades, which may be available from LICENSOR under a separate support agreement.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT OR THE FURNISHING, PERFORMANCE, OR USE OF ANY MODEL LICENSED HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MAXIMUM LIABILITY OF LICENSOR SHALL BE LIMITED TO REFUND OF THE FEES PAID BY LICENSEE (IF ANY) FOR THE MODEL.

5.	Assignment of the Agreement. This Agreement and any license granted hereunder to the LICENSEE may not be assigned, sub-licensed or otherwise transferred by the LICENSEE to any third party

6.	Term and Termination. Unless terminated in accordance with the provisions of this Clause 6, this Agreement and licenses granted hereunder shall continue in force until completion of the Purpose. LICENSOR may terminated this Agreement by written notice to the LICENSEE in the event of a breach by LICENSEE of any provisions of this Agreement.

Upon expiration or termination of this Agreement, the LICENSEE shall refrain from any further use of the Model, and LICENSEE shall either return or destroy and copies of the Model in it’s possession at the date of expiration of termination as applicable.

7.	Applicability. The limitations and exclusions above may not apply in certain countries or states where they conflict with local law. In cases where such a conflict exists the local law shall prevail and the remaining provisions of the Agreement shall remain in full force and effect.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

IN WITNESS WHEREOF the parties have caused this Annex 1 to be signed by their duly authorised representative:

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY:		BY:
NAME:	Philip David	NAME:	Harry Qin
TITLE:	General Counsel	TITLE:	VP, BD
DATE:	30/09/06	DATE:	09/30/2006

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

ANNEX 1

SPREADTRUM COMMUNICATIONS, INC.

ARM7TDMI-S CORE

DLA Number	LEC-DLA-00022-V6.0
Legal Counsel	AP
Annex Effective Date	September 30, 2006

This Annex, when signed by both parties, shall form part of and be incorporated into the Design License Agreement (“DLA”) between the parties (document reference as identified in the table above). Solely for the purposes of interpretation of the DLA with respect to this Annex, to the extent that the provisions contained in this Annex conflict with any of the provisions of the DLA the provisions contained in this Annex shall prevail over and shall supersede the conflicting provisions in the DLA.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 1 - ARM TECHNOLOGY

Key to Disclosure Rights

D	CONFIDENTIAL except disclosure permitted to “Designers” in accordance with Clause 14 of the DLA
M	CONFIDENTIAL except disclosure permitted to “Manufacturers” in accordance with Clause 14 of the DLA
T	CONFIDENTIAL except disclosure permitted to “Test Houses” in accordance with Clause 14 of the DLA
N	NON-CONFIDENTIAL but disclosure may be subject to license restrictions

[***]

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 2 - LICENCE AND SPECIAL

CONDITIONS

A.	Definitions

A.1	“Architecture” means the architecture identified in Section 1 Part I of this Annex 1.

A.2	“ARM Compliant Core” means the ARM7TDMI-S microprocessor core as described and identified in the Technical Reference Manual and which;

(i)	executes each and every instruction in the ARM Instruction Set;

(ii)	executes no additional instructions to those contained in the ARM Instruction Set;

(iii)	exhibits the Architecture;

(iv)	exhibits the Pipeline Length;

(v)	is Single Issue;

(vi)	executes all instructions at an identical rate of cycles per instruction (“CPI”) to that specified in the Technical Reference Manual;

(vii)	implements the programmer’s model as identified in the “Architecture Reference Manual” (Published by Addison-Wesley);

(viii)	runs and passes the Functional Test Vectors;

(ix)	runs and passes the AVS; and

(x)	has been verified in accordance with the provisions of Section 3 of this Annex 1.

A.3	“ARM Compliant Product” means an integrated circuit incorporating an ARM Compliant Core.

A.4	“ARM[***] Instruction Set” means the ARM[***] instruction sets as described and identified in the ARM Architecture Reference Manual ARM [***].

A.5	“ARM Instruction Set” means the instruction set identified in Section 1 Part I of this Annex 1.

A.6	“ARM Technology” means any or all, as the context admits, of the technology identified in Section 1 of this Annex

A.7	“Authorised Product” means:

(i)	an unlimited number of units of a single design for an ARM Compliant Product which has been taped out and given a unique part number; and

(ii)	an unlimited number of units of any derivatives of the ARM Compliant Products referred to in Clause A.7(i), provided that:

(a)	such derivatives result only from any or all of the following modifications; (1) the implementation by LICENSEE of an Update delivered by ARM to some or all of the Arm Compliant Product; (2) the correction of errors in such ARM Compliant Products to achieve conformance with the original specification for such design; and (3) a version of such ARM Compliant Product that has been ported to a different set of process design rules but is otherwise functionally unmodified (except to the extent accommodated by this definition); and

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

(b)	except as provided below, no more than one such derivative for the ARM Compliant Product referred to in Clause A.7(i) is being manufactured for LICENSEE at any time. LICENSEE shall be permitted to concurrently manufacture the derivative and the design from which such derivative was derived; (i) indefinitely if the derivative is a result of Clause A.7(ii)(a)(1) or Clause A.7(ii)(a)(2); and (ii) if the derivative is a result of Clause A.7(ii)(a)(3), then for a period of twelve (12) months from the date of first manufacture of the new derivative

A.8	“AVS” means the ARM architectural validation suite identified in Section 1 Part E of this Annex 1.

A.9	“Designer” means any entity sub-contracted by LICENSEE to provide design resource to LICENSEE.

A.10	“End User Licence” means a license agreement substantially in the form set out in Section 10 of this Annex 1.

A.11	“Functional and Integration Test” means the relevant test files identified in Section 1 Part G of this Annex 1.

A.12	“Functional Test Vectors” means the functional test vectors identified in Section 1 Part F of this Annex 1.

A.13	“Implementation and Integration Documentation” means the documentation identified in Section 1 Part B of this Annex 1.

A.14	“Implementation Scripts” means the deliverables identified in Section 1 Part C Section 2 of this Annex 1.

A.15	“Models” means; (i) the design simulation models identified in Section 1 Part H; and (ii) any other design simulation model for the ARM7TDMI-S microprocessor core which is generally available from ARM subject to; (a) receipt by ARM of a purchase order from LICENSEE requesting such design simulation model expressly subject to the terms and conditions of this Agreement; and (b) the payment by LICENSEE to ARM of the then current fee for such design simulation model as quoted by ARM from time to time.

A.16	“Pipeline Length” means the number of clocked stages through which each single-cycle instruction must pass to complete the execution of such instruction and identified in Section 1 Part I of this Annex 1.

A.17	“RTL Test Benches” means the program files identified in Section 1 Part D of this Annex 1.

A.18	“Single Issue” means that only one instruction is issued for execution within the integer unit in any single clock cycle (where for the purposes of this definition clock means the clock that advances the pipeline).

A.19	“Synthesisable RTL” means the deliverables identified in Section 1 Part C Section 1 of this Annex 1.

A.20	“Technical Reference Manual” means the relevant technical reference manuals identified in Section 1 Part A Section 1 of this Annex 1

A.21	“Test Chip” means for each ARM Compliant Core a device which complies with the relevant Test Chip Documentation.

A.22	“Test Chip Documentation” means the relevant test chip specification identified in Section 1 Part J of this Annex 1.

A.23	“Test Chip Functional Test Vectors” means the test chip functional test vectors identified in Section 1 Part L of this Annex 1.

A.24	“Test Chip Synthesisable RTL” means the deliverables identified in Section 1 Part K Section 1 of this Annex 1.

A.25	“Test Chip Synthesis Scripts” means the deliverables identified in Section 1 Part K Section 2 of this Annex 1.

A.26

“Use” means in respect of the object code of the Models, the use of (including copying the object code of the Models to the extent that such copying is incidental to such use, including installation, backup and execution) the object code of the Models, or any part thereof. Use shall specifically exclude: (i) the translation, adaptation, arrangement or other alteration of the object code of the Models except as allowed by local legislation implementing Article 6 of the EC Directive on the legal protection of computer programs

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

(91/250/EEC) and then only to the extent necessary to achieve interoperability of an independently created program with other programs; and (ii) the adapting or reverse compiling of the object code of the Models for the purpose of error correction

A.27	“Von Neumann Architecture” means a microprocessor architecture which dictates that the instruction stream for the integer unit shares the same port with the data stream for such integer unit

B.	Licence

B.1	Subject to the provisions of Clause 14 (Confidentiality) of the DLA and the provisions of this Section 2, ARM hereby grants, to LICENSEE, a non-transferable (subject to Clause 20.2 of the DLA), non-exclusive, worldwide licence for the Term to;

Technical Reference Documentation

(i) use, copy, modify (solely to the extent necessary to reflect any permitted modifications in accordance with the provisions of this Clause B.1 or for incorporation into LICENSEE’s documentation), distribute and have distributed the Technical Reference Manuals;

ARM Compliant Core

(ii) use and copy the Implementation and Integration Documentation for the sole purpose of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) for the ARM Compliant Products;

(iii) use and copy the AVS only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products and Test Chips;

(iv) use, copy and modify the Synthesisable RTL (solely for the purposes of scan insertion, buffer insertion, timing closure, targeting standard cell libraries, direct instantiations of cells for speed and power optimisation, and use of LICENSEE specified BIST), only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products;

(v) use, copy and modify the Implementation Scripts only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA), ARM Compliant Products;

(vi) use, copy and modify the Functional and Integration Test only for the purposes of designing and having designed (subject to the provisions of Clauses 2.2), ARM Compliant Products

(vii) use, copy and modify (solely for the purpose of and to the extent necessary to run the vectors on a simulator or tester) the Functional Test Vectors, only for the purposes of designing and having designed (subject to the provisions of Clauses 2.2), manufacturing and having manufactured (subject to the provisions of Clause 2.3 of the DLA), testing and having tested (subject to the provisions of Clause 2.5 of the DLA) ARM Compliant Products;

(viii) use, copy and modify the RTL Test Benches only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) ARM Compliant Products and Test Chips;

(ix) manufacture and have manufactured (subject to the provisions of Clause 2.3 of the DLA) [***] Authorised Product created under the licences granted in Clauses B.1(i) to B.1(viii) inclusive;

(x) package and have packaged (subject to the provisions of Clause 2.4 of the DLA), [***] Authorised Product manufactured under the licences granted in Clause B.1(ix);

(xi) sell, supply and distribute encapsulated die of [***] Authorised Product which has been manufactured under the licences granted in Clause B.1(ix);

Models

(xii) copy and use, internally and for third party support purposes, the Models and related documentation;

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

(xiii)	use, reproduce and distribute, and sub-license (subject to the terms of an End User Licence) the Use of the object code of the Models, solely for the purpose of developing the ARM Compliant Products;

(xiv)	modify, reproduce, use and distribute, in connection with the Models, the documentation related thereto; and

Test Chips

(xv)	use, copy and modify; (a) the Test Chip Functional Test Vectors (solely for the purposes of and to the extent necessary to run the vectors on a simulator or tester; (b) the Test Chip Synthesisable RTL (solely for the purposes of scan insertion, buffer insertion, timing closure, targeting standard cell libraries, direct instantiations of cells for speed and power optimisation, and use of LICENSEE specified BIST and (c) the Test Chip Synthesis Scripts, only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) Test Chips;

(xvi)	use and copy the Test Chip Documentation, only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the DLA) Test Chips; and

(xvii)	manufacture and have manufactured (subject to the provisions of Clause 2.3 of the DLA) the Test Chips created under the licences granted in Clauses B.1(xv) to B.1(xvi).

C.	Process Migration

C.1	LICENSEE shall have the right to exercise the licenses granted in Clause B.1 of this Annex 1 for the purpose of migrating the Authorised Product based on the ARM7TDMI Core for Project Name: [***] (the “First Authorised Product”) from the [***] process technology to any other process technology. An Authorised Product that has been migrated to a new process technology shall be functionality unmodified from part [***] in accordance with Clause A.7(ii)(a)(3)of this Annex 1. For each process migration, LICENSEE shall pay to ARM a Process Migration Fee (defined in Clause 8.6 of the DLA) which shall be due upon tape out of the migrated Authorised Product and shall be payable in accordance with Clause 8.11 of the DLA.

D.	Amendments to the DLA

D.1	For the purposes of this Annex 1, Clause 1.11 of the DLA shall be replaced with the following:

“1.11	Authorised Foundry” means the entity sub-contracted by LICENSEE to manufacture integrated circuits for LICENSEE.”

D.2	LICENSEE hereby agrees that if; (a) an Authorised Foundry breaches the confidentiality provisions in Clause 2.3(i)(a) and 2.3(ii); or (b) a Designer breaches the confidentiality provisions in Clause 2.2(ii) and 2.2(iii), then LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including reasonable attorneys fees), suffered, incurred or sustained by ARM as a result of such breach.

D.3	For the purposes of this Annex 1 the provisions of Clauses 14.3—14.5 of the DLA shall be replaced with the following provisions and new Clause 14.8 shall be added:

Permitted Disclosure to Authorised Foundry

14.3	LICENSEE may disclose the (i) the ARM Technology marked “M” and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “M” has been recast, transformed or adapted; (ii) any GDSII created by or for LICENSEE from the synthesizable RTL licensed under this Annex 1 and (iii) any masks created from the GDSII by or for LICENSEE, to an Authorised Foundry pursuant to the exercise of any have manufactured rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this DLA, as the case may be, manufactured for LICENSEE by such third party and under a nondisclosure agreement containing substantially similar terms to this Clause 14, except that the confidentiality period for each deliverable shall be, at a minimum, of five (5) years from the date of disclosure.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Permitted Disclosure to Designers

14.4	LICENSEE may disclose the ARM Technology marked “D” in this Annex 1 and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “D” has been recast, transformed or adapted, to a Designer pursuant to the exercise of the have designed rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this DLA, as the case may be, designed for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 14, including the confidentiality period for each deliverable determined in accordance with the provisions of Clause 14.1.

Permitted Disclosure to Test Houses

14.5	LICENSEE may disclose (i) the ARM Technology marked “T” in this Annex 1 and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “T” has been recast, transformed or adapted; and (ii) any ATPG test vectors created by or for LICENSEE from the Synthesizable RTL (defined in this Annex 1), to a Test House pursuant to the exercise of the have tested rights (if granted in Section 2 of this Annex 1) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this Annex, as the case may be, tested for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 14, except that the confidentiality period for each deliverable shall be, at a minimum, five (5) years from the date of disclosure.

D.4	The parties hereby agree that the provisions of Clauses 3, 4 and 5 of the DLA are not applicable in respect of the Qualified ARM Core licensed under this Annex 1, and accordingly shall not apply to this Annex 1.

D.5	For the purposes of this Annex 1 the provisions of Clause 15.1 of the DLA shall be replaced with the following provision:

15.1	ARM warrants to LICENSEE that the ARM Technology will be consistent with allowing a competent semiconductor manufacturer to manufacture products which substantially conform to the functionality described in the relevant technical reference manual. LICENSEE acknowledges that the process for converting the ARM Technology delivered to LICENSEE in to silicon necessarily involves the introduction and use of technology not delivered by ARM and accordingly ARM’S liability and LICENSEE’s sole remedy for breach of the warranty provided under this Clause 15.1 shall be as follows; if LICENSEE can demonstrate to ARM that any defect in the silicon developed using any ARM Technology is exclusively caused by a defect in the ARM Technology as delivered to LICENSEE then ARM shall use commercially reasonable efforts to correct any errors in the ARM Technology and deliver corrected ARM Technology to LICENSEE. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO BREACH OF THE WARRANTY PROVIDED IN THIS CLAUSE 15.1.

D.6	For the purposes of this Annex 1 the provisions of Clause 17.2 of the DLA shall be replaced with the following provision:

17.2	NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE DLA, THE MAXIMUM LIABILITY OF ARM TO LICENSEE IN AGGREGATE FOR ALL CLAIMS MADE AGAINST ARM IN CONTRACT TORT OR OTHERWISE UNDER OR IN CONNECTION WITH THE SUBJECT MATTER OF THIS ANNEX SHALL NOT EXCEED [***]. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

D.7	Prior to the distribution of any ARM Compliant Product manufactured by or for LICENSEE under the licences granted in Section 2 of this Annex 1, LICENSEE shall verify such ARM Technology in accordance with the verification procedure set out in Section 3 of this Annex 1.

E. Test Chip Restrictions

E.1	No right is granted to LICENSEE to distribute or commercially exploit the Test Chips, or any technology contained therein (excluding the ARM Compliant Core) without obtaining a separate licence from ARM.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 3 – DESIGN ID REQUEST FORM;

VERIFICATION

DESIGN ID REQUEST FORM:

Not Applicable

VERIFICATION

V.1 Definitions

V.1.1	“Implementation” means, in respect of a microprocessor core, a unique physical layout for such microprocessor core.

V.1.2	“Post Layout Synthesized Netlist” means a post layout synthesized netlist incorporating the ARM Compliant Core which; (i) obeys the Timing Constraints File in respect of such synthesis; and (ii) includes back annotated delays derived from the physical layout.

V.1.3	“Timing Constraints File” means the timing constraints file determined by LICENSEE prior to final synthesis.

V.1.4	“Validation and Verification Confirmation” means the completed document in the form set out in Part D of Section 3 of this Annex 1.

V1.5	“Validation Deliverables” means together the AVS and the RTL Test Benches.

V.2	Validation and Verification of ARM Compliant Core Implementation

V.2.1	For each Implementation of an ARM Compliant Core intended for incorporation in integrated circuits which will be distributed by or for LICENSEE, LICENSEE shall verify such Implementation by at least one of the following methods;

1.	Validation and verification by Equivalence Checking of RTL and Synthesized Netlist (See Part A)

2.	LICENSEE Specified validation and verification (See Part B)

3.	Validation and verification by Test Chip (See Part C)

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part A

Validation and Verification by Equivalence Checking of RTL and

Synthesized Netlist

Methodology

Validation

V.A.1	Validate the configured Synthesisable RTL using the Validation Deliverables in accordance with the Implementation Guide and generate the validation log report (“Validation Logs”).

Verification

V.A.2	(i) use an equivalence checker to compare the Synthesisable RTL with the Post-Layout Synthesized Netlist and generate equivalence check log results (“RTL-Post Layout Equivalence Log Results”); (ii) simulate the Functional Test Vectors on the Post-Layout Synthesized Netlist and generate log results (“Post Layout Log Results”); and (iii) run static timing analysis on the Post-Layout Synthesized Netlist and generate log results (“STA Log Results”).

Delivery of Validation and Verification Confirmation

V.A.3	If the Validation Logs, RTL-Post Layout Equivalence Log Results, Post Layout Log Results and the STA Log Results (together the “Equivalence Log Results”) indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors), LICENSEE shall deliver a Verification Confirmation to ARM and ARM shall acknowledge, in writing, the receipt by ARM of the Verification Confirmation within ten (10) working days of its receipt by ARM.

Validation and Verification Criteria

V.A.4	The Implementation of the ARM Compliant Core shall be validated and verified when; (i) the Equivalence Log Results indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors); and (ii) LICENSEE has received confirmation of receipt of the relevant Validation and Verification Confirmation from ARM in accordance with the provisions of Clause V.A.3.

Records and Delivery of Equivalence Log Results

V.A.5	For each ARM Compliant Product incorporating an Implementation of the ARM Compliant Core, LICENSEE shall keep a copy of the Equivalence Log Results for such ARM Compliant Product and shall deliver, as soon as reasonably possible, copies of such records to ARM upon request from ARM. If ARM concludes that the Implementation of the ARM Compliant Core has not been validated and verified in accordance with the provisions of Clause V.A.4, then ARM shall indicate to LICENSEE the errors which ARM has detected and LICENSEE shall repeat the process prescribed in Clauses V.A.1- V.A.3.

Part B

LICENSEE Specified Validation and Verification

Methodology

V.B.1	Subject to V.B.4, use LICENSEE’s custom validation and verification flow.

V.B.2

If LICENSEE elects such validation and verification, LICENSEE shall, inform ARM in writing at least ninety (90) days prior to tape out of an ARM Compliant Product that LICENSEE wishes to use LICENSEE’s specified validation and verification flow and supply to ARM a copy of the proposed validation and verification flow (each a “Validation and Verification Flow”). Within 30 days of the receipt of the Validation

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

and Verification Flow ARM shall notify LICENSEE in writing whether the Validation and Verification Flow has been accepted by ARM. If accepted by ARM, LICENSEE shall validate and verify such ARM Compliant Products using the Validation and Verification Flow. If after acceptance of the Validation and Verification Flow by ARM, LICENSEE wishes to modify the Validation and Verification Flow LICENSEE shall submit the modified Validation and Verification Flow to ARM for re-acceptance prior to validating and verifying the relevant Synthesisable ARM Compliant Core.

V.B.3	If ARM rejects either the Validation and Verification Flow or any modified Validation and Verification Flows, ARM shall provide LICENSEE with written reasons for such rejection together with any required changes. LICENSEE may resubmit the Validation and Verification Flow or any modified versions thereof to ARM for acceptance.

Default

V.B.4	If ARM fails to accept the Validation and Verification Flow LICENSEE shall validate and verify the Post Layout Synthesized Netlist in accordance with one of the other methods set out in Clause V.2.1.

Part C

Validation and Verification by Test Chip

Methodology

Validation

V.C.1	Validate the configured RTL using the Validation Deliverables in accordance with the Implementation Guide and generate the validation log report (“Validation Logs”).

Verification

V.C.2	Design (or have designed) and manufacture (or have manufactured) a Test Chip and run on such test chip; (i) the Test Chip Functional Test Vectors to generate a results log (“Test Chip Test Vector Log Results”).

Delivery of Test Chips

V.C.3	After the Test Chip Test Vector Log Results indicate that no errors have been detected (or the parties have jointly agreed in good faith, a waiver in respect of any errors, LICENSEE shall deliver the Test Chip Test Vector Log Results and five (5) tested samples of the Test Chip to ARM. As soon as reasonably possible following receipt by ARM of the five (5) Test Chip samples, ARM shall run the Test Chip silicon validation software to generate a results log (“Test Chip Validation Log Results”) and provide to licensee (i) notice of verification of the Implementation in accordance with the provisions of Clause V.C.4 or (ii) error logs of any verification failures.

Validation and Verification Criteria

V.C.4	The ARM Compliant Core shall be verified when; (i) the Validation Logs indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors); and (ii) the Test Chip Test Vector Log Results for the Implementation indicate that no errors have been detected (or the parties have jointly agreed a waiver in respect of any detected errors); and (iii) LICENSEE has received notice of verification of the Implementation from ARM in accordance with the provisions of Clause V.C.5.

Notice of Validation and Verification

V.C.5	ARM shall notify LICENSEE, in writing, within thirty (30) days of delivery by LICENSEE of the Test Chip samples to ARM, whether such Test Chip has been verified or has failed the validation and verification process. In the event that any Test Chip fails the process, ARM shall provide details of the errors that cause the failure to LICENSEE and LICENSEE shall endeavour to correct the errors. The parties shall repeat the above process until either; (i) the Test Chip is validated and verified; or (ii) LICENSEE withdraws the Test Chip from the validation and verification process. In the event that ARM fails to report the result of the validation and verification process within the Verification Period, the Test Chip subject to the verification process shall be deemed verified.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

Part D

Validation and Verification Confirmation

Validation and Verification in accordance with Section 3 Part A

1.	Equivalence checking

Description of process applied	Tool(s) used	Completed (Tick)
ARM Compliant Core RTL to post-layout netlist *

*	Process can be performed in one step or using several intermediate steps

2.	STA on Post-Layout Synthesized Netlist

Description of process applied	Tool(s) used	Completed (Tick)
Post-layout netlist

3.	Test Vector Simulations on Post-Layout Synthesized Netlist

Description of process applied	Tool(s) used	Completed (Tick)
Functional Test Vectors (file names)

Verification in accordance with Section 3 Part B

Depending upon agreed verification methodology.

Partner
Partner Contact
Core Name and Revision
Date
Signature

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 4 – SUPPORT AND MAINTENANCE

PERIODS AND LIMITATION

Support and Maintenance Period

In consideration for the payment of each annual Support and Maintenance Fee set out in Section 8, ARM shall provide one (1) year of Support and Maintenance for the ARM Technology licensed under this Annex 1.

Support Limitations

ARM shall provide a maximum of seventeen (17) person days of Support per annum.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 5 – TRAINING

NOT APPLICABLE.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 6 – TRADEMARKS

Trademark	Registered/ Unregistered

Part A

ARM w/bar [logo] Exhibit A	Registered

Part B

ARM Powered [logo] Exhibit B	Registered

Part C

ARM [logo] Exhibit C	Registered

Part D

ARM Connect Community Partner [logo] Exhibit D	Unregistered

Part E

ARM	Registered
ARM7TDMI-S	Unregistered

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 7 – TERM

Unless terminated earlier in accordance with the provisions of Clause 17 of the DLA, this Annex 1 shall continue in force for the continuance of the DLA.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 8 – FEES AND ROYALTIES

FEES

Licence Fees

Not applicable(*)

(*) (a credit from the fourth Authorised Product design fee paid under the DLA shall apply as the License Fee hereunder)

Support and Maintenance Fees

Support and Maintenance Period	Fee (US$) (*)	Invoice Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

ROYALTIES

AS SET OUT IN SCHEDULE 3 OF THE DLA

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 9 – MARKETING

Not Applicable

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

SECTION 10 – END USER LICENCE

Spreadtrum Communications, Inc. (“LICENSOR”) hereby grants and the LICENSEE hereby accepts a non transferable and nonexclusive licence to use the Model solely for the purpose of developing a product which incorporates a CPU manufactured under LICENSOR’s licence from ARM (“Purpose”), under the following terms and conditions:

1.	Ownership. The Model is the property of ARM LIMITED and/or its licensors. The LICENSEE acquires no title, right or interest in the Model other than the licence rights granted herein.

2.	Use. The LICENSEE may use the Model on any one computer at one time except that the Model may be executed from a common disc shared by multiple CPUs provided that one authorised copy of the Model has been licensed from LICENSOR for each CPU concurrently executing the Model.

LICENSEE shall not reverse engineer, decompile or disassemble the Model, in whole or in part.

LICENSEE shall only be permitted to use the Model for the Purpose.

LICESENSOR hereby authorises LICENSEE to concurrently use up to a maximum number of [            ] copies of the Model

3.	Copies. Except as provided in Clause 2, LICENSEE may make copies of the Model for back-up and archival purposes only. All copies of the Model must bear the same notice(s) contained on the original copies supplied by LICENSOR.

4.	Model Limited Warranty. LICENSOR warrants that the disks containing the Model shall be free from defects and workmanship under normal use and the programs will perform in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. Any written or oral information or advice given by LICENSOR distributors, agents or employees will in no way increase the scope of this warranty. LICENSOR’s entire liability and the LICENSEE’s exclusive remedy will be, at LICENSOR’s sole option, to replace the disk or to use LICENSOR’s reasonable efforts to make the Model meet the warranty set forth above. Any replacement Model will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. The LICENSEE agrees that the supply of the Model does not include updates and upgrades, which may be available from LICENSOR under a separate support agreement.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT OR THE FURNISHING, PERFORMANCE, OR USE OF ANY MODEL LICENSED HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MAXIMUM LIABILITY OF LICENSOR SHALL BE LIMITED TO REFUND OF THE FEES PAID BY LICENSEE (IF ANY) FOR THE MODEL.

5.	Assignment of the Agreement. This Agreement and any license granted hereunder to the LICENSEE may not be assigned, sub-licensed or otherwise transferred by the LICENSEE to any third party

6.	Term and Termination. Unless terminated in accordance with the provisions of this Clause 6, this Agreement and licenses granted hereunder shall continue in force until completion of the Purpose. LICENSOR may terminated this Agreement by written notice to the LICENSEE in the event of a breach by LICENSEE of any provisions of this Agreement.

Upon expiration or termination of this Agreement, the LICENSEE shall refrain from any further use of the Model, and LICENSEE shall either return or destroy and copies of the Model in it’s possession at the date of expiration of termination as applicable.

7.	Applicability. The limitations and exclusions above may not apply in certain countries or states where they conflict with local law. In cases where such a conflict exists the local law shall prevail and the remaining provisions of the Agreement shall remain in full force and effect.

Confidential Treatment Requested by Spreadtrum Communications, Inc.

[***]. Certain information in this letter has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested by Spreadtrum Communications, Inc. with respect to the omitted portions.

IN WITNESS WHEREOF the parties have caused this Annex 1 to be signed by their duly authorised representative:

ARM LIMITED		SPREADTRUM COMMUNICATIONS, INC.

BY:		BY:
NAME:	Philip David	NAME:	HARRY QIN
TITLE:	General Counsel	TITLE:	VP, BD
DATE:	30/09/06	DATE:	09/30/2006